Exhibit 10.1.47

Confidential and Proprietary

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

2Ku In-Flight Connectivity Services Agreement

between

Delta Air Lines, Inc.

and

Gogo LLC

TABLE OF CONTENTS

1.	DEFINITIONS	3

2.	OVERVIEW OF RELATIONSHIP	7

3.	EQUIPMENT	9

4.	DESIGN CHANGES	13

5.	SERVICES	13

6.	DELTA OBLIGATIONS	17

7.	JOINT MARKETING AND PORTAL	17

8.	PROJECT ADMINISTRATION	18

9.	FEES	20

10.	WARRANTY	22

11.	TERM AND TERMINATION	24

12.	INTELLECTUAL PROPERTY RIGHTS	27

13.	CONFIDENTIALITY	28

14.	INDEMNITY	30

15.	INSURANCE	33

16.	LIMITATION OF LIABILITY	35

17.	EXCUSABLE DELAYS	35

18.	GENERAL	36

This 2Ku In-Flight Connectivity Services Agreement (including the Exhibits hereto, the “Agreement”) is made effective as of April 1, 2015 (the “Effective Date”), between Delta Air Lines, Inc., a Delaware corporation with its principal place of business at 1030 Delta Boulevard, Atlanta, GA 30354-1989 (“Delta”), and Gogo LLC, a Delaware limited liability company with offices located at 1250 N. Arlington Heights Road, Suite 500, Itasca IL 60143 (“Gogo”).

WHEREAS, the parties desire to formally set forth herein the terms and conditions for the installation of certain equipment and provision of services related to Gogo’s 2Ku Connectivity Services (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein set forth, the parties hereby agree as follows:

1.	DEFINITIONS

In addition to those terms defined in the body of this Agreement, the definitions below shall apply to the following terms:

1.1	“2Ku Connectivity Services” means WiFi Services provided by Gogo through its 2Ku System, and any other Services that the parties agree to be 2Ku Connectivity Services.

1.2	“A/C” means (i) commercial passenger aircraft owned or leased by Delta or any of its Affiliates and (ii) Regional Jet A/C.

1.3	“Affiliate” means any individual, corporation, partnership, association, or business that, directly or indirectly through intermediaries, controls, is controlled by or is under common control with a party. Control shall exist whenever the relevant entity holds an ownership, voting or similar interest (including any right or option to obtain such an interest) representing at least 50% of the total interests then outstanding of the other entity.

1.4	“Antenna Location Project” means [***].

1.5	“Baseline Revenue” means [***].

1.6	“Base Retail Price” means [***].

1.7	“Certification” means such certification as is required by the FAA to fly commercial aircraft Installed with the Equipment and Software to provide the 2Ku Connectivity Services, including without limitation STCs and PMA.

1.8	“Components” means all materials, parts and components included in the Equipment.

1.9	“Connection Carrier” means each of the regional airline operators that operate regional jet aircraft pursuant to a Regional Jet Contract.

1.10	“Connectivity Revenue” means [***].

1.11	“Current Country” means those countries over which Installed A/C fly en-route on Current Routes.

1.12	“Current Routes” means the anticipated flight routes provided by Delta to Gogo as of the Effective Date and shown on Exhibit C-2.

1.13	“Data Usage Agreement” means the Data Usage Agreement, dated as of the Effective Date, between Gogo and Delta.

1.14	“Deinstallation” means removal of the Equipment from an A/C and restoration of the A/C to its condition prior to installation of the Equipment, ordinary wear and tear excepted, and, if requested by Delta, shall include removing all cables and ancillary materials related to the Equipment.

1.15	“Delta Portal” means the combination of the web pages and graphical user interface, excluding the Gogo Access Section, which shall be developed by Delta and function as a point of access for Users on and after the Portal Transition Date.

1.16	“Delta Technology” means the Delta Portal (excluding the Gogo Access Section), Delta’s proprietary business and technical information concerning A/C and Delta’s operations, and any derivatives thereof.

1.17	“Domestic A/C” means A/C of the Fleet Types identified as Domestic in Exhibit C-1 and any other Fleet Type added to this Agreement the A/C in which fly more than 50% of their aggregate flight minutes in any given year between airports within the United States.

1.18	“Domestic Agreement” means the Amended and Restated In-Flight Connectivity Services Agreement, dated as of April 7, 2011, between Gogo and Delta, as amended from time to time.

1.19	“Equipment” means the equipment and Software described in this Agreement and set forth in Exhibit A (together with accompanying Documentation (per Section 3.4.1), materials and supplies necessary for the operation thereof) purchased by Delta that must be installed on the A/C for the provision of the 2Ku Connectivity Services.

1.20	“Excess Revenue” means [***].

1.21	“Excusable Delay” has the meaning set forth in Section 17.1.

1.22	“Extended Warranty Fee” has the meaning set forth in Section 10.3.

1.23	“FAA” means the United States Federal Aviation Administration and any successor agency.

1.24	“FCC” means the United States Federal Communications Commission and any successor agency.

1.25	“Fleet Type” means each of the aircraft manufacturer/model types listed in Exhibit C-1, and any other aircraft manufacturer/model type added to this Agreement during the Term.

1.26	“Flight Segment” means the single portion of flight by an A/C between takeoff and landing.

1.27	“Gogo Access Section” means, with respect to the Delta Portal, (i) the location on the Splash Page that describes, and through which Users access, the 2Ku Connectivity Services and any associated Sponsorships or other promotional activities, (ii) the web page(s) through which Users purchase 2Ku Connectivity Services, (iii) if a Sponsorship or other promotion related to 2Ku Connectivity Services is in effect, the page to which Users are directed immediately following the purchase of 2Ku Connectivity Services, and (iv) any other Portal webpages accessed by Users following links from the location described in clause (i) of this definition or the web pages described in clauses (ii) and (iii) of this definition, as well as any associated graphical user interfaces, all to be developed by Gogo.

1.28	“Gogo Portal” means the combination of the web pages and graphical user interface, which shall be developed by Gogo and function as a point of access for Users prior to the Portal Transition Date.

1.29	“Gogo Technology” means the Gogo Portal, Gogo Access Section, Gogo’s proprietary business and technical information concerning the Equipment, Software and 2Ku Connectivity Services, and the process used in the manufacture of Equipment, and any derivatives thereof.

1.30	“Initial 2Ku Fleet” means the A/C listed on Exhibit C-1.

1.31	“Installable Additional 2Ku A/C” has the meaning set forth in Section 2.3.

1.32	“Installation Credit” has the meaning set forth in Section 5.2.1.4.

1.33	“Installation Formation” has the meaning set forth in Section 5.2.1.3.

1.34	“Installation Reimbursement” has the meaning set forth in Section 5.2.1.4.

1.35	“Installation Schedule” has the meaning set forth in Section 2.2.

1.36	“Installation Test Plan” has the meaning set forth in Section 3.6.

1.37	“Installed A/C” means one or more A/C equipped with the Equipment and enabled for 2Ku Connectivity Services pursuant to this Agreement.

1.38	“International A/C” means an A/C that is not a Domestic A/C.

1.39	“International Agreement” means the International In-Flight Connectivity Services Agreement, dated as of March 20, 2013, between Gogo and Delta, as amended.

1.40	“Launch” means two (2) weeks following receipt of PMA for the Equipment associated with the first Prototype A/C under this Agreement.

1.41	“Liquidated Damages” means, collectively, the following forms of liquidated damages which may be assessed against Gogo if Gogo fails to meet certain obligations under this Agreement: [***].

1.42	“Load Factor” means the number of seats occupied by passengers on an Installed A/C during a particular flight divided by the total number of available passenger seats on the Installed A/C, to be reported to Gogo by flight number, city-pair Flight Segments and date.

1.43	“NextGen ATG” means WiFi Services provided through next generation air-to-ground technology, as further described in Exhibit I.

1.44	“PMA” means Part Manufacturer Approval provided by the FAA.

1.45	“Portal” means the Delta Portal and/or the Gogo Portal as the context requires.

1.46	“Portal Revenue” means [***].

1.47	“Portal SOW” means that certain Statement of Work Delta Portal entered into as of February 9, 2015, between the parties pursuant to the International Agreement.

1.48	“Program” means the design, integration, installation, Certification, and on-going maintenance and support associated with Revenue Launch and the provision of the 2Ku Connectivity Services on board the Installed A/C.

1.49	“Production A/C” means each Installed A/C that is not a Prototype A/C.

1.50	“Prototype A/C” means the first A/C of each Fleet Type on which the Equipment is installed.

1.51	“Prototype Credit” has the meaning set forth in Section 5.2.2.

1.52	“Regional Jet A/C” means regional jet A/C contracted by Delta with one or more Connection Carriers pursuant to a Regional Jet Contract.

1.53	“Regional Jet Contract” means the agreement between Delta and a Connection Carrier pursuant to which such carrier operates one or more regional jet A/C as a “Delta Connection” carrier for Delta, regardless of whether such regional jet A/C are owned by Delta, the Connection Carrier or a third party.

1.54	“Regulatory Approvals” means any regulatory approvals or permits of any national, federal, state, local or international governmental agency or authority (including without limitation any required Certifications and any amendments or supplements thereto, any other FAA approvals or licensing requirements, any FCC approvals or licensing requirements, any requirements of applicable experimental licenses or permits (or renewals thereof) and applicable tariffs, if any, when issued) that are required for installation, operation, maintenance, modification or Deinstallation of the Equipment and performance of the Services.

1.55	“Regulatory Damages” has the meaning set forth in Section 5.7.

1.56	“Removal” or “A/C Removal” means the sale, lease return, transfer or other similar removal of an Installed A/C from Delta’s operating fleet, and specifically excludes any break from service for seasonal or temporary purposes or for storage, maintenance, repair or overhaul.

1.57	“Revenue Launch” means the date on which Gogo first charges Users fees in connection with their use of 2Ku Connectivity Services on an Installed A/C.

1.58	“Service Levels” means the Service Levels set forth in Exhibit B.

1.59	“Services” means the 2Ku Connectivity Services and any other services to be provided by Gogo pursuant to this Agreement, including without limitation, services pertaining to maintenance, support, engineering, installation and Deinstallation of the Equipment, and training in connection thereto.

1.60	“Shipset” or “shipset” means all Equipment and Software required to implement and activate the 2Ku System on one Installed A/C, as such Equipment and Software are listed in Exhibit A.

1.61	“Software” means any operating or application software contained within the Equipment as listed in Exhibit A, any other software provided by Gogo to Delta under this Agreement, and any enhancements, modifications, updates, upgrades, fixes, workarounds, releases or other changes thereto provided or to be provided by Gogo under this Agreement. The term “Software” shall include its Documentation.

1.62	“SOW” means a written document, signed by the parties, that describes services to be performed by Gogo under this Agreement and contains other terms and conditions agreed by the parties with respect to the services described therein.

1.63	“Specifications” has the meaning set forth in Section 3.3.

1.64	“Splash Page” means the first web page of the Portal that a User will see when the User connects to the 2Ku Connectivity Services on an Installed A/C, which will be branded with Gogo Marks and Delta Marks as agreed.

1.65	“Sponsorship” means an arrangement in which a third party pays a negotiated amount to Delta or Gogo, as applicable, and in consideration of such payment Gogo offers free or discounted Connectivity Service to passengers on one or more Installed A/C and advertises such service as being sponsored by the third party.

1.66	“Sponsorship Revenue” means the amount paid by a third party to Delta or Gogo (after deducting commissions paid to third parties), as applicable, in connection with a Sponsorship.

1.67	“STC” has the meaning set forth in Section 2.3.

1.68	“2Ku System” means the group of independent but interrelated software and hardware (including A/C interfaces) that are networked together to provide the 2Ku Connectivity Services to Users on board the Installed A/C and includes satellite and ground equipment and software operated by Gogo or its suppliers, all as described in Exhibit F.

1.69	“Take Rate” means, for each Flight Segment, the result obtained by [***].

1.70	“Trigger Date” means, for a Fleet Type [***].

1.71	“User” means an individual passenger who uses a personal electronic device to access the 2Ku Connectivity Services on an Installed A/C.

1.72	“Warranty Period” has the meaning set forth in Section 10.3.

1.73	“Whitelisted Site” means any data at any URL or IP address that can be accessed by Users (a) from the Portal, (b) through any Delta intranet that requires entry of a Delta-issued password or (c) from any Delta consumer-facing mobile app (but specifically excluding, in each case, any OpApps, as such term is defined in the Statement of Work entered into between the parties dated August 1, 2013 pursuant to the Domestic Agreement, at no charge and without authentication of such User in the purchase path for WiFi Services.

1.74	“WiFi Services” has the meaning set forth in Section 5.3.1.

2.	OVERVIEW OF RELATIONSHIP

2.1	Scope. This Agreement is for the purchase and sale of the Equipment and Software and Gogo’s performance of the Services, which includes Gogo’s provision of the 2Ku Connectivity Services to Users on board Installed A/C. This Agreement includes the following Exhibits and Addendum, which are incorporated by reference herein:

Exhibit A — Equipment

Exhibit B — Service Level Agreement

Exhibit C-1 — Initial 2Ku Fleet/Installation Schedule

Exhibit C-2 — Current Routes

Exhibit D — Specifications for A/C

Exhibit E — Air Worthiness Agreement

Exhibit F — 2Ku System Definition Document

Exhibit G — Trademarks

Exhibit H – Maintenance Services

Exhibit I – NextGen ATG Description and Development Milestones

Exhibit J – IPTV Description

Exhibit K – Form of Press Release

Addendum 1 - Data Usage Addendum

2.2	Initial 2Ku Fleet. Subject to the terms and conditions herein, Delta intends to have Equipment installed on at least [***] (the “Committed A/C”). Subject to the terms and conditions herein, Gogo intends to sell to Delta and Delta intends to purchase from Gogo such number of shipsets of the Equipment as are required to install the Equipment on all Committed A/C as well as any other A/C on which Delta elects as of the Effective Date to have the Equipment installed (such A/C, together with the Committed A/C, being referred to herein as the “Initial 2Ku Fleet”).

2.3	Additional Fleet Types and Installable Additional 2Ku A/C. At Delta’s request, the parties will work together to develop an installation schedule and agree upon such other technical requirements as are necessary to deliver and install the Equipment on Fleet Types of A/C that are not part of the Initial 2Ku Fleet (“Additional Fleet Types”), with such timing and technical details to be set forth in one or more agreed upon amendments to this Agreement. Such amendment will reflect, inter alia, whether the A/C in such Additional Fleet Type(s) are Domestic A/C or International A/C. Gogo will be responsible for all Equipment and related paperwork as required to convert A/C of Additional Fleet Types into Installed A/C, and will use commercially reasonable efforts to complete a Supplemental Type Certificate (“STC”) for the applicable A/C as expeditiously as possible after notification by Delta of its intent to add Additional Fleet Types. Upon Delta’s election, Gogo shall perform the Services set forth in this Agreement with respect to Additional Fleet Type A/C pursuant to the terms of this Agreement except as set forth above.

In addition, upon Delta’s election, Gogo shall perform the Services set forth in this Agreement with respect to additional A/C that are not a part of, but are of the same Fleet Types as those in, the Initial 2Ku Fleet (the “Existing Fleet Type A/C”; together with the Additional Fleet Type A/C, the “Installable Additional 2Ku A/C”) pursuant to the terms of this Agreement. The tail numbers of such Existing Fleet Type A/C will be added to this Agreement by amendment.

2.4	[***]

2.5

Time Frame for Prototype Installation. Reference is made to the installation schedules for each Fleet Type in the Initial 2Ku Fleet set forth in Exhibit C-1 (as amended from time to time and as qualified by the conditions that are a part of the schedule, the “Installation Schedule”). If Gogo fails for any reason other than Excusable Delay (excluding solely for this purpose actions or inactions of the FAA, the FCC or other regulators (“Regulator Delays”) that delay Certification or Gogo’s ability to obtain Regulatory Approvals) to meet any of the [***] milestones set forth in Exhibit C-1 for the [***] or any of the [***] milestones set forth in Exhibit C-1 for [***] in the 2Ku Initial Fleet, in each case in accordance with the applicable Installation Schedule (each, a “Failure”), then Gogo will pay Delta, as liquidated damages for each such Failure, [***] per day of delay, up to a maximum of [***] per Failure for the [***] and [***] per Failure for [***]. The foregoing liquidated damages and Delta’s right to terminate as set forth in Section 11.2.8 shall be Delta’s sole and exclusive remedy for any Failure to the extent such Failure is the result of Regulator Delays. For purposes of clarification, and without otherwise modifying the definition of Excusable Delay, the parties agree that if Delta fails to respond to Gogo’s reasonable request for approval or input related to the Antenna Location Project within seven days of the request, each of the [***] milestone dates for [***] shall be extended on a day for day basis.

2.6	[***].

2.6.1

2.7	Delta Options.

2.7.1	NextGen ATG. Gogo is in the process of developing NextGen ATG. Gogo has provided to Delta certain milestones that reflect Gogo’s current assessment of the schedule upon which it will develop and implement NextGen ATG and such milestones are set forth in Exhibit I. [***]

2.7.2	Conversion of Business Model. If requested by Delta, the parties shall meet and discuss in good faith an amendment of this Agreement from the “retail model” contemplated by this Agreement to an “airline directed model” under which, in general terms, Gogo will provide services that enable Users to access 2Ku Connectivity Services on a wholesale pricing basis to Delta (which shall be subject to Section 9.10), but the merchandising and pricing of the 2Ku Connectivity Services to Users will be provided and determined by Delta.

2.7.3	IPTV. All Delta aircraft equipped with wifi connectivity services (including those equipped under the Domestic Agreement and International Agreement) have the capability to receive and broadcast internet protocol television, as further described in Exhibit J (“IPTV”). [***]

3.	EQUIPMENT

3.1

Equipment for Installation on A/C. Gogo agrees to sell and deliver to Delta, and Delta agrees to purchase and accept from Gogo under this Agreement, the number of shipsets of the Equipment as required by and in accordance with the terms of this Agreement (including any replacement shipsets that may be required by Delta) at a price of [***] per shipset, excluding Taxes (as defined below). This shipset price shall remain fixed and valid for: (a) all Equipment orders placed by Delta prior to [***], for installation on aircraft that are or are scheduled to become Domestic A/C prior to [***]; (b) all Equipment orders placed by Delta after [***] but prior to [***] for installation on aircraft that are or are scheduled to become Domestic A/C after [***] but before [***], and (c) all Equipment orders placed by Delta prior to [***], for installation on aircraft that are or are scheduled to become International A/C prior to [***]; and (d) all Equipment orders placed by Delta after the applicable dates set forth in the immediately preceding subparts (a), (b) and (c) in shipset quantities up to [***] of the then-current aggregate number of Equipment shipsets that have been purchased for each Fleet Type. Where Equipment shipset pricing is not fixed as set forth above, Gogo will sell such Equipment shipsets to Delta at Gogo’s cost and without markup. If Delta elects to add Airbus A350 Fleet Type as an Additional Fleet Type under this Agreement (the “A350 Fleet Type”), Gogo will provide Delta with a [***]. Gogo shall make each shipset of Equipment operational, in accordance with the Specifications and the Certification, on each A/C on which it is to be installed. After the Effective Date, Equipment may be added or deleted by amendment of appropriate Exhibits hereto.

Gogo will use commercially reasonable efforts to have shipsets available on dock for installation on the Initial 2Ku Fleet according to the applicable Installation Schedule. If Gogo fails for any reason other than Excusable Delay to have the Equipment shipset for the appropriate Fleet Type available on dock for installation in accordance with the Installation Schedule for any A/C that is part of the Initial 2Ku Fleet, then [***].

3.2	[***]

3.3	Specifications. The Equipment and Software will be built and maintained to meet the functional, performance, operational, compatibility and other specifications and technical requirements described in the applicable Documentation (which includes the 2Ku System Definition Document attached hereto as Exhibit F) and in the Equipment Specifications set forth in Exhibit D, which may be revised from time to time by mutual agreement as required to obtain Certification or to provide the 2Ku Connectivity Services in accordance with the terms of this Agreement (the “Specifications”). Notwithstanding anything to the contrary contained herein, in the event that Gogo requests Delta’s approval of revised Specifications in order to obtain Certification, Delta’s approval will not be unreasonably withheld. The power requirements and weight for each Line Replaceable Unit (“LRU”) as delivered shall not exceed the amounts set forth in Exhibit D, and the total weight of all Components, including the LRUs, may not exceed by more than [***] in the aggregate the “Total” weight listed in Exhibit D or such other limits for the LRUs and other components as agreed upon by the parties in the event Delta or Gogo requests 2Ku System modifications. The Equipment shall function as an integral component of the 2Ku System in accordance with the Specifications.

3.4	Documentation and Software.

3.4.1	2Ku Connectivity Services Documentation. Gogo shall provide documents, operating, maintenance and user manuals, training materials, product descriptions, guides, drawings, Specifications and other information (the “Documentation”) that are referenced by Delta’s FAA approved maintenance program or Delta otherwise reasonably requests or requires.

3.4.2	2Ku System Definition Document. A high-level description of the 2Ku System is set forth in Exhibit F.

3.4.3	License and Restrictions. During the Term and subject to the terms of this Agreement, Delta shall have the non-exclusive, royalty-free right to use the Software as embedded in the Equipment, and use and duplicate the Documentation, solely as necessary to test, install, maintain and use the Equipment on the Installed A/C in connection with the 2Ku Connectivity Services. Except as set forth above or with Gogo’s prior written consent, Delta shall not modify, alter or reproduce the Software, Documentation or similar items provided by Gogo to Delta, nor remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices included therein, nor reverse engineer, decompile or disassemble the Software.

3.4.4	Third Party Documentation. As soon as practical following the Effective Date, Gogo shall request all necessary technical documentation from the manufacturer and/or designer of components of the Installed A/C with which the Equipment and Software will interface, including but not limited to, aircraft wiring data (“Third Party Documentation”). Gogo shall enter into such confidentiality agreements as are reasonably required by such manufacturer and/or designer in order to obtain such documentation. In the event that Gogo is not successful in obtaining the Third Party Documentation and such event may adversely impact the Program schedule, Gogo shall promptly notify Delta and Delta will provide reasonable assistance to Gogo in obtaining such documentation at no cost to Gogo if possible. If despite such efforts payment is required for the Third Party Documentation, such costs will be borne by Gogo.

3.4.5	No Other License. The terms of this Agreement shall govern the use of the Software and Documentation and any other terms or conditions of any license agreements delivered in or with the Equipment shall be void and of no effect.

3.5	Certification. [***]

3.6	Installation Test Plan. An installation test plan (the “Installation Test Plan”) will be developed by Gogo and provided to Delta for approval, which approval will not be unreasonably withheld. Gogo shall deliver the Installation Test Plan to Delta not later than thirty (30) days prior to the first scheduled installation of the Equipment on the A/C.

3.7	Deinstallation. [***]

3.8	Purchase Orders for Equipment. Delta will place purchase orders (“Purchase Orders”) with Gogo via confirmed facsimile or electronic transmission for the Equipment specifying (a) the quantity of units of each shipset and/or Component ordered; (b) the per unit price for each shipset and/or Component; (c) requested delivery dates; (d) point of delivery (“Designated Destination”); (e) the A/C on which the Equipment will be installed; (f) any special requirements relating to the order; and (g) a Purchase Order number and date. In the event a Purchase Order contains additional or different terms and conditions than those set forth herein, the terms and conditions of this Agreement shall control, notwithstanding a statement to the contrary therein. All Purchase Orders for Equipment and/or Software shall reference and are governed by the terms of this Agreement.

3.8.1	Order Acceptance. Within [***] business days after Gogo’s receipt of a Purchase Order for Equipment, Gogo will acknowledge receipt and either (a) accept it by (i) signing the Purchase Order in the space provided thereon and returning it to Delta via return mail or confirmed facsimile, or (ii) (in the case of e-mail transmissions) by sending an electronic acknowledgement of acceptance or (b) reject the Purchase Order in writing, providing reasons for such rejection, via the same methods permitted for acceptance. Gogo will accept all Purchase Orders that specify delivery dates consistent with the applicable Lead Time for the Equipment ordered as set forth in Exhibit A.

3.8.2	Lead Times. Lead Times for the Equipment are as set forth in Exhibit A, which Lead Times may be revised by mutual agreement of the parties from time to time or for an Excusable Delay.

3.8.3

Cancellation Charges. If Delta cancels a Purchase Order, in whole or in part, there will be no cancellation charges imposed by Gogo if Delta provides written notice of cancellation at least [***] prior to the scheduled delivery date. For canceled Purchase Orders as to which Delta fails to provide such timely notice, (i) Gogo will use commercially reasonable efforts to dispose of the Components acquired by Gogo to fulfill the cancelled portion of such Purchase Order (the “Excess Components”) in a manner that mitigates liability for such Excess Components to the extent reasonably possible and (ii) if, within [***] after the date of cancellation, despite such efforts, Gogo is unable to dispose of the Excess Components, Delta will reimburse Gogo for (A) the actual costs paid by Gogo for the remaining Excess Components and (B) any restocking fees or similar charges actually charged by suppliers for return of Excess Components. Delta shall own and retain title to any Excess Components for which it has paid Gogo in accordance with the immediately preceding clause (A).

3.9	Packing, Shipping and Delivery of Equipment

3.9.1	Packing and Marking. Gogo shall affix to each shipset some marking that displays the model number, serial number (if applicable) and date of final assembly thereof. With each shipment, Gogo will include a packing list indicating the Equipment contained in such shipment by serial number and listing the date of shipment, and (a) the quantity of units of each shipset and/or Component; (b) the per unit price for each shipset and/or Component; (c) requested delivery dates; (d) Designated Destination; (e) the A/C on which the Equipment will be installed; (f) any special requirements relating to the order; and (g) a Purchase Order number and date. Each shipset shall include part numbers for the Components within such shipset. Equipment that is not serial number tracked shall be designated, on the packing list, by description and quantity.

3.9.2	Shipping. All shipments will be packaged in accordance with current ATA Specification 300 Category III and made pursuant to Delta’s Routing Guide, which can currently be found at www.delta.com/ship. Title and risk of loss shall pass from Gogo to Delta when Gogo delivers the shipment to the shipping carrier. Delta shall be responsible for (and shall provide Gogo with proof of) insurance coverage on the Shipsets shipped, and shall pay freight costs (which shall be included on the invoice) associated with shipping the shipsets to the Designated Destination.

3.10	Inspection and Acceptance of Equipment

3.10.1	Inspection and Acceptance. Upon receipt of the Equipment at the Designated Destination, Delta shall visually inspect the Equipment to ensure receipt of all Components in a physically undamaged condition. Delta shall notify Gogo of any discrepancies therein within thirty (30) days following receipt thereof (the “Return Period”). Unless Delta notifies Gogo of a discrepancy within such period, Delta’s acceptance of any Equipment and/or Software shall be deemed to have been made upon receipt. Nothing herein shall, however, be construed to limit the warranty provisions of this Agreement.

3.10.2	Remedies. Gogo shall accept for return any Equipment that Delta reasonably determines to be defective during the Return Period. Unless otherwise agreed, Delta agrees to ship any defective Equipment to Gogo, at Gogo’s sole risk and expense, in accordance with a mutually agreed upon process. For returned Equipment, Delta shall include on the outside packaging a return materials authorization (“RMA”) number to be obtained by Delta from Gogo. Gogo will issue Delta the RMA number within five (5) business days of the receipt of such request from Delta. Gogo will, at its option and cost, promptly repair the nonconformities or replace the nonconforming Equipment as expeditiously as possible.

4.	DESIGN CHANGES

4.1	Mandatory Changes. In the event Gogo must change the Specifications to help correct a safety or reliability problem, to obtain or maintain Certification, or to ensure conformance with any applicable law or regulation (“Mandatory Change”), Gogo will immediately submit a Design Change Form to Delta identifying the consequences of implementing such Mandatory Change, including (i) proposed changes to the Equipment and/or Software; and (ii) the amount of time required to implement such change. Upon Delta’s approval, which will not be unreasonably withheld or delayed, Gogo will at its expense promptly make the agreed upon change and complete all other requisite work as appropriate in all Equipment. The applicable Specifications shall be construed as incorporating the Mandatory Change.

4.2	[***]

4.3	Improvements. Gogo may from time to time upgrade or improve the 2Ku System to employ new technology or to otherwise enhance the functionality and/or reliability of the 2Ku Connectivity Services and the User’s experience. In the event that Gogo offers to any general commercial airline 2Ku Connectivity Services on flights that have any material services not part of the 2Ku Connectivity Services then available on Delta’s flights or materially enhanced functionality or reliability as compared to the 2Ku Connectivity Services then available on Delta’s flights, and Delta requests such service, functionality or reliability, within a reasonable period of time Gogo will upgrade or replace the Equipment on the Installed A/C at a mutually agreed upon cost to Delta, [***], such that the 2Ku System provided hereunder includes such additional service, functionality or reliability.

5.	SERVICES

5.1	Gogo to Provide. Gogo shall provide the Services described in this Section under the terms and conditions of this Agreement. Gogo agrees to furnish all labor, supervision, tools, equipment, parts and materials required to perform the Services. Gogo shall perform the Services in a good and workmanlike manner, with due professional care, in accordance with the schedules and other performance metrics and criteria set forth herein and in any SOW hereunder.

5.2	Equipment-Related Services.

5.2.1	Installation. [***]

5.2.1.1	Initial 2Ku Fleet.

Promptly after Delta’s notice to Gogo that Gogo is to perform installation services, the parties shall work together in good faith to determine the installation site, delivery date, delivery location, and installation start and end dates (collectively, the “Installation Details”) for each tail number of the Initial 2Ku Fleet, provided that the Installation Details shall be consistent with the Installation Schedule and this Section 5.2.1.1. [***] Once the Installation Details are completed, they shall become a part of the Installation Schedule.

5.2.1.2	Additional Fleet Types. For any Additional Fleet Types, the parties will mutually agree upon the Installation Details. If requested by Delta, Gogo will provide, for the Additional Fleet Types, the installation, training and support services set forth in this Agreement for the Initial 2Ku Fleet.

5.2.1.3	Completion. Installation of Equipment for each A/C shall be deemed to be complete at such time as appropriate entries have been made by authorized Gogo and Delta personnel in the maintenance log book for such A/C certifying that the Equipment has passed the Installation Test Plan and the installation was made in accordance with all Regulatory Approvals. Compliance with the Installation Test Plan shall not be deemed a waiver of any warranty or other rights provided for in this Agreement.

In the event that Gogo fails to complete any installation of Equipment on any Production A/C within [***], upon Delta’s request, Gogo or its contractor will, if technically feasible and if permissible under all applicable laws, rules, regulations, Certifications and orders of regulatory agencies, “close up” its installation work and resume installation at a subsequent time in order to prevent the A/C from being out of service. Thereafter, Delta will use commercially reasonable efforts to make the “closed up” A/C available for completion of installation at a mutually agreed upon time.

5.2.1.4	Installation Credit. [***]

5.2.2	Prototype Installations Performed by Gogo. Gogo and Delta will coordinate to arrange a mutually convenient date that each Prototype A/C will be taken out of service and made available to Gogo for installation and Certification activity (the “Out of Service Date”), taking into account the overall installation program, and such factors as A/C availability from Delta and engineering and installation crew availability from Gogo, among other factors. [***] Commencing on the Out of Service Date, Gogo shall properly install the Equipment on the Prototype A/C in accordance with all the requirements of the Agreement and obtain all required Certifications and Regulatory Approvals necessary so that the Prototype A/C may be returned to revenue service (“Return to Service”) within [***] of the Out of Service Date or, if mutually agreed by the parties, in accordance with another schedule. The schedule shall be extended on account of work that Delta needs to accomplish on the Prototype A/C while Gogo performs its required installation and certification activity, if and only to the extent that the work Delta needs to accomplish will delay or interfere with Gogo’s activities. The schedule is also subject to extension on a day for day basis due to any Excusable Delays. Gogo will pay Delta liquidated damages of $[***] per day, up to an aggregate maximum amount equal to the amount to be paid by Delta (including through use of any credits) for the Equipment installed on the applicable Prototype A/C, for each day that Return to Service is delayed beyond [***] (or any mutually agreed schedule other than [***]) after the Out of Service Date (the “Prototype Credit”). The parties agree that it is difficult or impossible to determine the damages that Delta will suffer in the event of such a delay, and that the Prototype Credits are not a penalty but a fair and reasonable estimate of the damages that would result from such delay.

5.2.3	Ongoing Maintenance, Training and Support. [***]

5.2.4	Certification. [***]

5.3	2Ku Connectivity Services.

5.3.1	Description. A 2Ku System Definition Document (“SDD”) that defines the functionality of the 2Ku Connectivity Services, as well as the Equipment and Software within the 2Ku System, is incorporated into this Agreement as Exhibit F. At Revenue Launch, Gogo will offer in-flight wireless Internet connectivity for Users using laptop computers and personal electronic devices (“PEDs”) with Wi-Fi capability, using the 2Ku System (the “WiFi Services”). The WiFi Services will permit the User to, among other things, access email, instant messaging, text messaging, access to virtual private networks and Internet browsing.

5.3.2	IFE and Passenger Voice Communication. Gogo acknowledges that Delta has or may have IFE systems from other providers installed on the Installed A/C, and Delta agrees that the location of such equipment will not prevent installation of the Equipment on such A/C in accordance with the Specifications. If the normal operation of the Equipment is substantially affected by IFE equipment subsequently installed by a third party, Delta and Gogo will work together in good faith to ensure that the third party resolves any conflicts. The parties agree that passenger voice services are not provided by Gogo under this Agreement. If either party requests the provision of passenger voice services as a part of this Agreement, the parties agree to discuss in good faith appropriate terms and conditions.

5.3.3	Service Levels. Gogo will provide the Equipment and 2Ku Connectivity Services in accordance with the Service Levels.

5.3.4	User Fees. [***].

5.3.5	PCI Compliance. Gogo shall comply with and shall have a program to assure Gogo’s continued compliance with, or enter into an agreement with a third party provider of payment processing services that ensures compliance with, the Payment Card Industry Data Security Standards (“PCI DSS”) published by the PCI Security Standards Council, as the PCI DSS may be amended, supplemented, or replaced from time to time, and as applicable to the transactions processed via the 2Ku Connectivity Services. Gogo shall report in writing to Delta, at a minimum annually, proof of such compliance with the PCI DSS. If Gogo becomes aware that Gogo or its service provider is not, or will not likely be, in compliance with PCI DSS for any reason, Gogo will promptly report in writing to Delta the non-compliance or likely non-compliance.

5.4

VOIP and Other Prohibited Applications. Within five (5) business days following any date on which Gogo becomes aware that Users are using Voice over Internet Protocol, Internet telephony or similar services (“VOIP”) through the 2Ku Connectivity Services on Installed A/C, provided it is feasible to do so on a commercially reasonable basis and does not materially deteriorate the User experience or Service Levels, Gogo will at its expense either revise the 2Ku System to block the method for such VOIP use of which Gogo is aware, or develop and present to Delta a plan and timetable for blocking such VOIP use as expeditiously as is possible. In the event that Delta requests that Gogo block other applications or websites, to the extent it is technically feasible and does not materially deteriorate the User experience or Service Levels, Gogo will, within a reasonable period following such request, develop and present to Delta a plan and timetable for blocking such applications and/or websites as well as an estimate of associated costs. Delta will reimburse Gogo for the reasonable expense of developing such a plan. Notwithstanding anything to the contrary contained herein, (i) Gogo shall not be required to block any application (including VOIP) or website if Gogo reasonably believes that such blocking could cause Gogo to violate the Communications Act of 1934, any rule or regulation promulgated by the FCC or any other law, rule or regulation applicable to Gogo or its business; and (ii) Delta shall be solely responsible for determining what applications (other than VOIP) and/or websites are to be blocked.

5.5	Data. Data in the 2Ku System, in the Gogo Access Section (not including the Delta Portal) and in the Gogo Portal will not be collected, transported, stored or delivered using any Delta hardware, software, equipment or other devices, and Delta will not have access to or control over the data. As between the parties, Gogo shall be solely responsible for the proper collection, processing, storage, transport, use and delivery of all data input into the 2Ku System (other than parts of the Delta Portal) and the Gogo Portal by Users, internet service providers or other third parties; and Delta shall be solely responsible for the proper collection, processing, storage, transport, use and delivery of all data input into the Delta Portal, but not the other parts of the 2Ku System, by Users, internet service providers or other third parties.

5.6	Compliance with Laws and Certification.

5.6.1	With respect to its obligations under this Agreement, Gogo shall comply, and shall cause the 2Ku Connectivity Services to comply with, all applicable U.S. laws and regulations, including without limitation privacy laws and CALEA (Communications Assistance for Law Enforcement Act), and shall obtain the Regulatory Approvals. Delta will cooperate with Gogo, at no charge other than out-of-pocket expenses, in all manner reasonably necessary for Gogo to perform its obligations under the preceding sentence. Delta will also provide Gogo, at no charge, with access to the Installed A/C and such assistance as Gogo reasonably requests to obtain and maintain Certification of the Equipment and 2Ku Connectivity Services, provided such access shall not unreasonably interfere with Delta’s operations.

5.6.2	In addition, Gogo shall be responsible for compliance of the 2Ku Connectivity Services with all applicable non-U.S. laws and regulations, and shall obtain any approvals that are required in other countries or regions, to enable the provision of 2Ku Connectivity Services on Installed A/C operating in such countries or regions (“Non-U.S. Compliance Requirements”). Notwithstanding anything to the contrary contained herein, Gogo shall not be in breach of this section 5.6.2 solely as a result of (i) its failure to obtain approvals for providing 2Ku Connectivity Services on the ground in any country or region unless such approval has been granted to another aeronautical Ku provider with respect to service on a U.S. based airline and such approval has been in effect for at least 9 months or (ii) its failure to obtain local approvals for providing 2Ku Connectivity Services on the ground in any country as a result of Gogo’s refusal to violate applicable laws, rules and regulations.

5.7	[Intentionally Deleted.]

5.8	Coverage. [***]

5.9	Statements of Work. For any other Services not described herein that Gogo is to perform pursuant to this Agreement, the parties will enter into an SOW. No SOW will be effective unless and until signed by both parties. Gogo agrees to provide Services requested by Delta so long as such Services are of the type provided by Gogo to other customers and agrees to use good faith efforts to negotiate and enter into SOWs with respect to such requested Services. All labor rates set forth in SOWs shall be subject to Section 9.10 of this Agreement.

6.	DELTA OBLIGATIONS

6.1	Fleet Availability. Delta agrees to make A/C available to Gogo at Delta facilities at such times consistent with Delta’s maintenance programs and network requirements as Gogo reasonably requests for purposes of Deinstallation, testing, maintenance, and obtaining and maintaining Certification of the Equipment and 2Ku Connectivity Services. Delta agrees to make the Initial 2Ku Fleet available for installation of the Equipment, and testing and Certification of the Equipment and 2Ku Connectivity Services, in accordance with the Installation Schedule. If Delta does not provide to Gogo notice at least [***] prior to a failure by Delta to provide A/C in accordance with the Installation Schedule, not due to an Excusable Delay, then Delta shall pay to Gogo, as Gogo’s sole and exclusive remedy for such failure, an amount equal to Gogo’s actual documented costs, not to exceed $[***] per failure, for Gogo’s installation crew that was idled as a result of Delta’s failure. If an Installed A/C survey is desired by Gogo, Gogo will provide Delta with at least fourteen (14) days prior notice of its desire to perform such aircraft survey. If fourteen (14) days prior notice is not practical under the circumstances, Delta will use commercially reasonable efforts to accommodate Gogo.

6.2	Compliance with Laws and Certification. With respect to its obligations under this Agreement, Delta shall comply, and shall cause the Delta Portal to comply, with all applicable U.S. laws, rules and regulations, including without limitation privacy laws and CALEA (Communications Assistance for Law Enforcement Act) and all applicable non-U.S. laws. Gogo will cooperate with Delta, at no charge other than out-of-pocket expenses, in all manner reasonably necessary for Delta to perform its obligations under the preceding sentence.

6.3	Engineering. Delta will make engineering resources reasonably available to Gogo on an agreed-upon schedule to assist with technical A/C and cabin surveys and provide information on existing A/C systems and design-for-maintenance knowledge.

6.4	2Ku Connectivity Services Availability. Delta agrees to have the Equipment turned on and available at all times (except when turned off by the flight crew as required by the Documentation or for other safety or regulatory reasons) for all passengers on board Installed A/C on all commercial flights for which the 2Ku Connectivity Services are available; [***].

6.5	Information Sharing. Delta will provide Gogo with information regarding its Load Factor no less frequently than monthly, as well as such additional information as Gogo reasonably requests and Delta can reasonably provide (subject to third party confidentiality obligations) to improve passenger use of the 2Ku Connectivity Services and revenue generation.

7.	JOINT MARKETING AND PORTAL

7.1	Initiatives. The parties will cooperate in developing and implementing joint and separate initiatives to market, promote and advertise the 2Ku Connectivity Services. Neither party will undertake any material promotion without obtaining the written approval of the other party (the term “promotion” for this purpose includes, without limitation, offering 2Ku Connectivity Services for free or at discounted test or promotional rates).

7.2	Publicity. No later than February 25, 2015, the parties agree to make a public announcement in the form attached hereto as Exhibit K. Except as set forth above, neither party will, without the other party’s prior written consent in each instance, (a) use in advertising, publicity or marketing communications of any kind the name or other trademarks of the other party or any of its Affiliates, or any employee of either, or (b) represent, directly or indirectly, that any product or service provided by a party has been approved or endorsed by the other party or any of its Affiliates.

7.3	Promotions. In addition to general promotion of the 2Ku Connectivity Services, Gogo and Delta will work together to develop promotional plans targeted at Delta’s premium passengers and other targeted groups. [***].

7.4	Portal.

7.4.1	[Reserved].

7.4.2	Delta Portal. The parties agree and acknowledge that unless and until Delta elects to revert to the Gogo Portal as permitted by Section 1 of Exhibit A to the Portal SOW, the Delta Portal shall be in effect throughout the Term. [***]

7.4.3	Advertising.

(a)	Each party will use commercially reasonable efforts to support the sale of online advertising that will appear on the Delta Portal. Specifically, (i) Gogo and Delta will continue to sell advertising for the Portal and (ii) Delta’s design for the Delta Portal will include IAB standard advertising units (the “Ad Units”) in mutually-agreed upon locations that will be determined once the Delta Portal design is established.

(b)	[***]

(c)	[***]

7.4.4	Terms of Use and Privacy. Gogo shall be responsible for the Terms of Use and Privacy Policy for the 2Ku Connectivity Services and with respect to the Gogo Portal. Delta shall be responsible for the Terms of Use and Privacy Policy with respect to the Delta Portal. Each party shall promptly provide the other with copies of any legal notices delivered to it that may result in liability to the other party.

[***]

[***]

7.5	Whitelisted Sites. [***]

8.	PROJECT ADMINISTRATION

8.1	Program Managers. Gogo and Delta will each provide a dedicated program manager and such other human resources, including resources onsite at certain locations at certain times, as may reasonably be required to achieve the Program plan and schedule.

8.2	Meetings. The parties agree to participate in regular meetings with the appropriate personnel. Unless otherwise mutually agreed, Program reviews will be held every month during the installation of the Equipment.

8.3	Cooperation. The parties shall cooperate with one another in connection with the Program, including, without limitation, by each providing the other with reasonable and timely access to appropriate and accurate data (without independent verification thereof), information and personnel. Each party shall be responsible for, and shall use reasonable commercial efforts to remedy, its own failure in such regard.

8.4	Program Reports. The parties will provide Program reports (“Reports”) to one another on a regular basis to keep one another informed of the status of the Program and the Services in a timely manner. The parties will mutually agree upon the information to be included in, and format of, the Reports.

8.5	Employees and Subcontractors of Gogo

8.5.1	Gogo may utilize the services of subcontractors in the provision of the Equipment or performance of the Services. Gogo’s engagement of subcontractors will not relieve Gogo of its responsibility and obligation under this Agreement to perform fully in accordance with its terms.

8.5.2	Gogo shall provide the names and job responsibilities of all applicable individuals providing installation support or other Services on Delta’s aircraft or premises, whether employees, subcontractors or employees of subcontractors. Notwithstanding anything in this Agreement to the contrary, all personnel providing any of the Services under this Agreement on behalf of Gogo, whether employees, subcontractors or employees of subcontractors, shall comply with Delta’s technical operations policies and procedures, a copy of the relevant portions of which Delta shall provide to Gogo in advance and from time to time as updated.

8.5.3	Gogo shall pay, and hereby accepts full and exclusive liability for the payment of, any and all contributions and taxes for and on account of unemployment compensation, disability insurance, old age pension, or annuities, and all similar payments or contributions now or hereafter imposed by any Federal, state, or local governmental authority, with respect to or measured by wages, salaries, or other compensation paid by Gogo to persons employed or retained by Gogo or its contractors; and Gogo further agrees to indemnify and save Delta and its Affiliates harmless from and against any and all such liability or claims.

8.5.4	All Services shall be furnished by Gogo as an independent contractor. Subject to Sections 8.5.5 and 8.5.6, Gogo shall determine how to staff the Services under this Agreement. Under no circumstance shall any Gogo personnel utilized by Gogo to perform the Services be deemed employees of Delta. Delta and Gogo are not joint employers for any purpose under this Agreement.

8.5.5	If any of the individuals whose names have been provided to Delta under Section 8.5.2 of this Agreement appears on the Transportation Security Administration Watchlist, Gogo shall, upon written notice of Delta, promptly remove the individual from performing Services on the A/C.

8.5.6	All individuals providing installation/Deinstallation support or other Services on Delta’s aircraft or premises shall comply with the airworthiness requirements set forth in Exhibit E, which may be updated by Delta from time to time upon providing written notice to Gogo. If any such individual is unacceptable to Delta for any lawful, commercially-reasonable reason, Delta shall notify Gogo in writing and Gogo shall promptly remove the named individual from performing such work or Services. Gogo shall, if requested by Delta, promptly provide a replacement with equal or better qualifications and skills to continue such work or Services at no increase in cost to Delta, within an agreed upon time.

8.6

Work on Delta’s Premises; Safety; Security. To the extent that any Services are performed on Delta’s premises, Gogo shall conduct the Services in such a manner that the work does not unreasonably interfere with the operation of other Delta business conducted on the premises. Gogo shall confine all equipment, apparatus, materials and operations to limits reasonably indicated by the proper representative of Delta, and Gogo shall not unnecessarily encumber the premises with materials. Gogo shall strictly comply with all of Delta’s work and safety rules, as communicated to Gogo by Delta from time to time, and as the same may be updated and amended by Delta from time to time and communicated to Gogo. By requiring compliance therewith, Delta does not assume, abrogate, or undertake to discharge any duty or responsibility of Gogo to its employees and its subcontractors’ employees or other person. Gogo is solely responsible for ensuring that its employees, its subcontractors, and their subcontractors and employees will perform all Services in a safe manner and in accordance with all applicable safety laws and regulations, including without limitation the FAA’s substance abuse policies. Gogo and all individuals performing Services on Gogo’s behalf, whether employees, subcontractors or employees of subcontractors, shall fully comply, at Gogo’s expense, with any applicable security rules or procedures of any airport or authorities or governmental authorities, including the acquisition and display of any required badges, other credentials or security clearances.

8.7	[***]

9.	FEES

9.1	Revenue Share for 2Ku Connectivity Services. Gogo will pay Delta [***] of Connectivity Revenue (the “Delta Connectivity Revenue Share”).

9.2	[Intentionally Deleted.]

9.3	Sponsorships. For any Sponsorship conducted on one or more Installed A/C, Baseline Revenue will be allocated [***].

9.4	Portal Revenue. During any period in which the Gogo Portal is in effect, Portal Revenue will be allocated [***].

9.5	Usage Fee. All Delta data usage will be governed by the Data Usage Agreement.

9.6	[Intentionally Deleted.]

9.7	Extended Warranty Fee. If Delta elects to extend the Warranty Period for any one or more Installed A/C pursuant to Section 10.3 below, Delta will pay Gogo the applicable Extended Warranty Fee for such Installed A/C.

9.8	Invoices and Payment. All amounts shall be payable in U.S. Dollars.

9.8.1

By Delta. Payment by Delta for Equipment shall be made net forty-five (45) days from the date of issuance of Gogo’s invoice therefor, which issuance shall not precede shipment of the Equipment. Payment by Delta for the Extended Warranty Fee, Per Diem Rate (if applicable), liquidated damages and equipment price adjustments pursuant to Section 2.6 (if applicable) and any Services shall be made net forty-five (45) days from the date of issuance of Gogo’s invoice therefor. Gogo’s share of Portal Revenue and Sponsorship Revenue collected by Delta will be calculated on a calendar quarter basis and paid to Gogo within forty-five (45) days of the end of the calendar quarter in which Delta collected such revenue. In the event that Delta in good faith disputes any invoiced amount(s), then within forty-five (45) days following issuance of the invoice, Delta will notify Gogo in writing of the disputed amount(s) and submit payment for all undisputed amounts in accordance with this Section 9.8.1, and Delta’s nonpayment of such disputed amounts pending resolution will not constitute a breach by Delta of this Agreement. The unpaid disputed amount(s) will be resolved by mutual negotiations of the parties. Invoices to Delta hereunder shall be sent by Gogo using Delta’s electronic invoicing system.

9.8.2	By Gogo. All amounts payable to Delta shall be paid via credit or by wire transfer or electronic payment through the Automated Clearing House to Delta’s depository bank at the following address:

Invoices to Gogo should be sent by Delta to the following address:

Gogo LLC

Attn: Accounts Receivable

1250 N. Arlington Heights Road, Suite 500

Itasca, IL 60143

9.9	Taxes.

9.9.1	“Tax” or, collectively, “Taxes,” means any and all sales, use, excise, value added and other similar taxes levied or imposed by any Federal, state, local or foreign taxing authority, together with all interest, penalties and additions imposed with respect to such amounts.

9.9.2	Gogo shall be responsible for, and hereby accepts full and exclusive liability for the payment of, Taxes arising out of or in connection with the performance of this Agreement; provided, however, that Delta shall pay, and hereby accepts full and exclusive liability for the payment of, Taxes levied, imposed or assessed in connection with the Extended Warranty Fee and Taxes levied, imposed or assessed in connection with the delivery, ownership, transfer, use, possession or return of the Equipment.

9.9.3	In connection with the performance of this Agreement, each party shall pay, and hereby accepts full and exclusive liability for the payment of, its own Taxes levied, imposed or assessed on its gross receipts, income, profits, capital or net worth.

9.9.4	If a claim is made against either party for Taxes with respect to which other party is liable for a payment hereunder, the party receiving such claim shall promptly notify the other party of such claim; provided however, that failure to give notice will not relieve the other party of its obligations hereunder, unless and except to the extent that (i) such failure increases the amount for which the other party would have been liable in the absence of such failure, or (ii) such failure results in the imposition of, or an increase in the amount of, any penalty or interest which is the subject of such claim. The other party may, in good faith, with due diligence and at its expense, contest the validity, applicability, or amount of such Taxes. Unless otherwise permitted by law or by agreement of the parties, the party against whom the claim was made will coordinate such contest, and such party shall make good faith efforts to contest such claim in cooperation with the other party and in accordance with the other party’s reasonable requests and directions. If either party receives any refund of a Tax for which the other party has provided payment hereunder, that party shall promptly, but in any event within thirty (30) days of receipt of such refund, remit such refund to the other party, together with any interest refunded on such amount.

9.10	[***]

9.11	Audit.

9.11.1	By Delta. Gogo shall keep full and accurate records in connection with providing the Equipment, Software and Services and any revenue sharing obligations, and shall make each such record available for audit by an auditor selected by Delta in accordance with this Section 9.11.1 for a period of [***] from the date on which the record is created; provided, however, such auditor shall not be entitled to access any information that Gogo may not disclose pursuant to confidentiality obligations to any third party. Any such audit may be conducted no more than once per year (other than audits of Gogo’s compliance with Section 9.10) upon reasonable advance written notice and in a manner that minimizes disruption of Gogo’s business, at Delta’s expense by a leading public accounting firm appointed by Delta and approved by Gogo, such approval not to be unreasonably delayed or withheld. Any such auditor shall agree, in a writing reasonably satisfactory to Gogo, to maintain the confidentiality of all information disclosed pursuant to such audit. Notwithstanding anything to the contrary contained herein, with respect to Gogo’s compliance with Section 9.10, Delta may cause an audit to be conducted if, once Gogo provides certification affirming Gogo’s compliance with Section 9.10, Delta has reason to doubt the accuracy of such certification (in which case the expenses will be borne by Delta if the audit confirms Gogo’s compliance and by Gogo if Gogo is found not to be in compliance). With respect to any audit of Section 9.10, the auditor shall, subject to appropriate confidentiality agreements, have access to information regarding Gogo’s arrangements with other airlines but the report delivered by such auditor to Delta shall be drafted in a way that preserves the anonymity of other Gogo airline partners.

9.11.2	By Gogo. Delta shall keep full and accurate records related to installation and repair of all Equipment by Delta, the Take Rate and any revenue sharing obligations, and shall make each such record available for audit by an auditor selected by Gogo in accordance with this Section 9.11.2 for a period of [***] from the date on which the record is created; provided, however, such auditor shall not be entitled to access any information that Gogo may not disclose pursuant to confidentiality obligations to any third party. Any such audit may be conducted no more than once per year upon reasonable advance written notice and in a manner that minimizes disruption of Delta’s business, at Gogo’s expense by a leading public accounting firm appointed by Gogo and approved by Delta, such approval not to be unreasonably delayed or withheld. Any such auditor shall agree, in a writing reasonably satisfactory to Delta, to maintain the confidentiality of all information disclosed pursuant to such audit.

10.	WARRANTY

10.1	General Representations and Warranties.

10.1.1	Each party hereby represents and warrants to the other party the following:

10.1.1.1 Such party is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Agreement.

10.1.1.2 Such party’s execution and delivery of this Agreement and performance of its obligations hereunder have been and remain duly authorized by all necessary action, do not require any approval or consent of equityholders (or if such approval is required, such approval has been obtained), do not require the approval or consent of any court or governmental agency or authority other than as specifically provided herein, and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting it or its property except as expressly set forth herein.

10.1.1.3 This Agreement is such party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

10.1.2	Gogo hereby represents and warrants to Delta the following:

10.1.2.1 All Equipment and Software provided hereunder will be new unless otherwise specified, be free from all liens or encumbrances granted or created by Gogo, be free from defects in materials, design and workmanship, be designed for use in the A/C environment and be fit for its intended purpose, including architecture, selection of materials, engineering and process of manufacture.

10.1.2.2 At all times during the Term. the 2Ku System and Gogo Portal will comply with all applicable laws, rules and regulations, including without limitation, all FAA orders or regulations and those of any other United States or international regulatory agency or body having jurisdiction over the 2Ku System and Portal.

10.1.2.3 Gogo will be responsible for obtaining and maintaining all Regulatory Approvals required to operate the 2Ku System and the Gogo Portal and perform the Services during the Term.

10.1.2.4 At all times during the Term, the Services will be performed in a professional and workman-like manner consistent with industry standards, and the personnel used to provide the Services are properly licensed and qualified and have the skill, experience and knowledge necessary to carry out the tasks allocated to them.

10.1.3	Delta hereby represents and warrants to Gogo the following:

10.1.3.1 At all times during the Term, the Delta Portal will comply with all applicable laws, rules and regulations, including without limitation, all FAA orders or regulations and those of any other United States or international regulatory agency or body having jurisdiction over the Portal.

10.1.3.2 Delta will be responsible for obtaining and maintaining all Regulatory Approvals required to operate the Delta Portal during the Term.

10.2	Product Warranties. Gogo warrants that:

10.2.1	At all times during the Term, all Equipment and Software provided hereunder will be free from material defects in material, workmanship and design.

10.2.2 During the Warranty Period, the Equipment and Software provided hereunder will operate in accordance with the Specifications.

10.3	Warranty Period. Delta shall have the right to perform Extended Warranty Touch Labor itself or through the use of third parties, in accordance with Delta’s component maintenance manual, provided that such Delta component maintenance manual is materially consistent with Gogo’s maintenance manual. Notwithstanding any requirements in Gogo’s maintenance manual, Delta shall have the right procure replacement components and parts from a third party with the exception of the components and parts set forth in Exhibit A. [***]

10.4	Conditions. As soon as practicable after learning of any loss or damage of the Equipment and subject to Delta’s damage reporting procedures (a copy of which procedures has been provided to Gogo prior to execution of this Agreement), Delta will provide Gogo full details thereof. The warranties set forth in Section 10.2 shall not apply to the extent the Equipment or Software has been subjected to misuse, neglect or accident, or has been modified or tampered with by any party other than Gogo, its service providers, or (if and to the extent authorized by Gogo) Delta.

10.5	Remedies. In the event of a breach of Section 10.2, Gogo will remove and repair or replace and reinstall the defective Equipment as soon as reasonably possible so that the 2Ku Connectivity Services meet the Service Levels. Provided the defective Equipment was not damaged by a party other than Gogo or its service providers, Gogo shall pay all costs associated with the return, repair or replacement and re-installation thereof. This Section 10.5 sets forth Gogo’s sole obligations, and Delta’s sole and exclusive remedies, for any breach of the warranties set forth in Section 10.2.

10.6	Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR NONINFRINGEMENT WITH REGARD TO ANY EQUIPMENT, SERVICE OR MATERIALS PROVIDED UNDER THIS AGREEMENT.

11.	TERM AND TERMINATION

11.1	Term. The term of this Agreement shall begin on the Effective Date and shall continue until the earlier of (a) the tenth anniversary of the first Trigger Date and (b) February 28, 2027, unless sooner terminated in accordance with its terms (the “Term”).

11.2	Termination for Cause.

11.2.1	Either party may elect to terminate this Agreement if:

11.2.2	The other party materially breaches its obligations under this Agreement and, if the breach is curable, fails to cure such breach within sixty (60) days following receipt of notice of such breach; or

11.2.3	The other party files a voluntary petition in bankruptcy, is adjudicated as bankrupt or insolvent, files any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, seeks, consents to or acquiesces in the appointment of any trustee, receiver or liquidator for itself, makes any general assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, ceases doing business or ceases providing services necessary for operation of the 2Ku System or the Equipment; or

11.2.4	If a petition is filed against the other party seeking any reorganization, composition, readjustment, liquidation or similar relief for such party under any present or future statute, law or regulation, which petition remains undismissed or unstayed for an aggregate of thirty (30) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment remains unvacated or unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

11.2.5	Any representation or warranty made by either party in Section 10 is incorrect at the time given in any material respect.

11.2.6	With respect to each Fleet Type, at any time after the first anniversary of the applicable Trigger Date for such Fleet Type, Delta may elect to terminate this Agreement with respect to such Fleet Type by providing [***] advance written notice to Gogo if the average monthly Take Rate for all Flight Segments on such Fleet Type for any twelve (12) months preceding such notice is less than [***]. Gogo will provide Delta with the number of passengers accessing the 2Ku Connectivity Services on each Flight Segment. During the first year after the Trigger Date for each Fleet Type, Gogo will provide such information to Delta on a weekly basis, and thereafter on a monthly basis. Neither party shall be liable to the other party for any damages arising out of a termination pursuant to this paragraph.

11.2.7	With respect to each Fleet Type, if at any time during the Term (A) an in-flight connectivity services provider other than Gogo offers a connectivity service, (B) which provides [***], (C) such that Delta reasonably believes [***], (D) such competitive system is installed and operational on more than [***] commercial aircraft or is otherwise [***], and (E) Delta has completed sourcing processes with respect to the competitive offering at least as rigorous as those undertaken by Delta in evaluating Gogo such that Delta can validate the technology, functionality and feasibility of the competitive offering and provide objective system performance and functionality criteria to Gogo for its use in determining whether it wishes to submit a proposal as contemplated below, then Delta may elect to terminate this Agreement with respect to such Fleet Type by providing at least [***] advance written notice to Gogo. Gogo will have the opportunity to submit a proposal, which proposal will include, without limitation, proposed terms regarding pricing, system functionality and implementation dates, and Delta will in good faith consider such proposal. If Delta reasonably determines that Gogo’s proposal is at least as favorable as the competitor’s offering with respect to system functionality, user experience and system performance and Delta and Gogo can reach agreement as to pricing, implementation dates and other key terms, this Agreement will be amended to incorporate such additional or replacement offering or functionality and the agreed upon terms. If (i) Gogo declines or fails to submit a proposal to Delta at least [***] prior to the effective date of termination, (ii) Delta reasonably determines that Gogo’s proposal is not as favorable as the competitor’s offering with respect to system functionality, user experience and system performance, or (iii) Delta and Gogo cannot reach agreement as to pricing, implementation dates and other key terms, this Agreement will terminate as to such Fleet Type per Delta’s termination notice. Neither party shall be liable to the other party for any damages arising out of a termination pursuant to this paragraph.

11.2.8	If any Failure (as defined in Section 2.5) extends beyond [***], Delta shall have the right to terminate this Agreement with respect to the affected Fleet Type.

11.3	Early Termination by Delta. Delta may terminate this Agreement in whole but not in part, without cause, at any time following the fifth anniversary of the first Trigger Date. Upon such termination, Delta will pay to Gogo, as Gogo’s sole and exclusive remedy for termination under this Section, an amount calculated as follows (the “Early Termination Fee”):

[***] of the Lost Revenue for the first [***] period between the effective date of termination and the date that is [***] from the first Trigger Date, plus

[***] of the Lost Revenue for each subsequent [***] period (if any) until the date that is [***] from the first Trigger Date, minus

Any amounts paid by Delta for Delta Funded STCs that were not recovered by Delta pursuant to Section 5.2.4.

provided that the amount payable by Delta shall be prorated for any partial twelve (12) month period.

The “Lost Revenue” shall equal [***] for the [***] immediately preceding the effective date of termination pursuant to this Section 11.3.

For example, if the first Trigger Date occurs on February 1, 2014 and Delta elects to terminate the Agreement pursuant to this Section 11.3 on [***]:

Lost Revenue would be equal to the sum of [***].

The Early Termination Fee would be equal to [***].

11.4	Effects of Termination. Upon termination or expiration of this Agreement (in whole or in part) for any reason:

11.4.1	Except as expressly set forth to the contrary, any amounts owed to Gogo or Delta under this Agreement before such termination or expiration (with respect to the affected Fleet Type if a termination in part) will be immediately due and payable; and

11.4.2	Except as otherwise provided herein with respect to particular warranties or licenses, all warranties and licenses set forth herein shall remain in full force and effect, subject to the terms and conditions set forth herein, and shall survive the termination or expiration of this Agreement for any reason.

11.5	Termination Assistance. Effective upon any expiration or termination of this Agreement other than termination by Gogo pursuant to Section 11.2.1, Gogo shall, in a commercially reasonable manner and subject to Delta’s ongoing compliance with the terms and conditions of this Agreement, continue to provide the 2Ku Connectivity Services for such period of time as Delta reasonably requests (the “Termination Assistance Period”) and provide to Delta and any successor connectivity provider identified by Delta all reasonably requested non-confidential information and assistance to wind down the Program and remove the Equipment from the Installed A/C in a manner that provides the least reasonably possible adverse effect on Delta. [***].

11.6	Remedies. Unless otherwise specifically set forth to the contrary herein, rights of termination are without prejudice to any remedies available to the parties under this Agreement for breach, at law or in equity; provided that any termination of this Agreement by Delta as set forth in Section 11.2.8 shall relieve Gogo of any obligation to pay any Liquidated Damages under this Agreement.

12.	INTELLECTUAL PROPERTY RIGHTS

12.1	Ownership. Delta acknowledges and agrees that, as between the parties, Gogo is the owner of all right and title in and to the Gogo Technology and that all intellectual property rights, including copyrights, trade secrets and patent rights, embodied in the Specifications and the Equipment and Software shall be exclusively vested in Gogo. Gogo acknowledges and agrees that, as between the parties, Delta is the owner of all right and title in and to the Delta Technology.

12.2	Rights in Marks. Gogo acknowledges that the marks shown as Delta marks on Exhibit G hereto (the “Delta Marks”) are the property of Delta as owner or licensee, and that only such marks may be used by Gogo in marketing and promoting the 2Ku Connectivity Services, and that upon expiration or termination of this Agreement, Gogo will immediately cease use of such marks; provided that Delta may revoke the right of Gogo to use any Delta Mark upon termination of Delta’s property rights therein. Delta acknowledges that the marks shown as Gogo marks on Exhibit G hereto are the property of Gogo and the only marks owned by Gogo that may be used by Delta in marketing and promoting the 2Ku Connectivity Services (the “Gogo Marks”), and that upon expiration or termination of this Agreement, Delta will immediately cease use of such marks. Except as expressly set forth in this Agreement, no right, property, license, permission or interest of any kind in or to the marks owned by either party is or is intended to be given or transferred to or acquired by the other party by the execution, performance or non-performance of this Agreement or any part hereof. Each party agrees that it shall in no way contest or deny the validity of, or the right or title of the other party in or to its, marks, and shall not encourage or assist others, directly or indirectly, to do so, during the Term of this Agreement and thereafter. Neither party will take actions that are adverse to the other party’s ownership rights in or to its marks, nor shall either party intentionally utilize the other party’s marks in any manner that would diminish their value or harm the reputation of the other party. Neither party shall use or register any domain name that is identical to or confusingly similar to any of the other party’s marks.

12.3	Use of the Delta Marks. Before any reproduction, display, distribution or other use of the Delta Marks or any other reference to Delta, Delta’s Affiliates, or the products or services of Delta or its Affiliates, Gogo shall submit to Delta a sample of the proposed use and obtain Delta’s prior written approval, which Delta may withhold in its sole discretion. Without limiting the generality of the foregoing, Delta shall be entitled to disapprove any use of the Delta Marks which, in the reasonable opinion of Delta, might (i) subject Delta or its Affiliates to unfavorable regulatory action, violate any law, infringe upon the rights of third parties, or subject Delta or its Affiliates to liability for any reason; or (ii) adversely affect Delta’s or its Affiliates’ public image, reputation, or goodwill.

12.4	Protective Measures for the Marks. Delta may require the placement of appropriate and reasonable trademark, service mark or copyright notices within or on the Portal as may be necessary or prudent to protect Delta’s right, title and interest in and to the Delta Marks. All uses of the Delta Marks shall inure to the benefit of Delta as owner, all uses of the Gogo Marks shall inure to the benefit of Gogo as owner, and the use of the Delta Marks in conjunction with the Gogo Marks shall not create a unitary or composite mark. Upon expiration or termination of this Agreement for any reason, neither party shall thereafter use any expression in connection with any business in which it may thereafter be engaged which, in the reasonable judgment of the other party, so nearly resembles the other party’s Marks as may be likely to lead to confusion or uncertainty on the part of the public.

13.	CONFIDENTIALITY

13.1	Confidential Information. Each party (for the purposes of this Article, a “Receiver”) shall maintain in strict confidence, and agrees not to disclose to any third party, except as necessary for the performance of this Agreement when authorized by the other party (for the purposes of this Article, a “Discloser”) in writing, Confidential Information that the Receiver receives from the Discloser or its Affiliates. Notwithstanding the foregoing, Gogo may share the contents of this Agreement with investment bankers and prospective investors who have, prior to any disclosure, agreed in writing to confidentiality restrictions that are not less onerous than those that apply to Gogo under this Agreement, and Delta may disclose such Confidential Information as is reasonable or necessary for installation, operation, maintenance and Deinstallation of the Equipment to third parties who have, prior to any disclosure, agreed in writing to confidentiality restrictions that are not less onerous than those that apply to Delta under this Agreement. “Confidential Information” means: (A) the terms and conditions of this Agreement; (B) all information regarding identifiable individuals, including without limitation customers or employees, which information has been collected by or on behalf of the Discloser or its Affiliates (“PII” or “Personally Identifying Information”); (C) all information that is provided by either party to the other party’s employees to perform Services for Delta pursuant to this Agreement or obtained by the other party’s employees during the provision of Services; and (D) all non-public information of the Discloser or its Affiliates that (i) is of a confidential or proprietary nature, (ii) relates to the subject matter of this Agreement and (iii) a reasonable person would or should understand to be confidential.

13.2	Exclusions. Confidential Information does not include information: that is, or subsequently may become, within the knowledge of the public generally through no fault of the Receiver; that the Receiver can show was previously known to it as a matter of record at the time of receipt; that the Receiver may subsequently obtain lawfully from a third party who has lawfully obtained the information free of any confidentiality obligations; or that the Receiver may subsequently develop as a matter of record, independently of disclosure by the Discloser.

13.3	Duration of Obligation. The confidentiality obligation with respect to Confidential Information received by either party shall remain in effect until three (3) years from the termination or expiration of this Agreement, including any renewals or extensions thereof. The confidentiality obligation with respect to Confidential Information consisting of PII shall remain in effect in effect for a period of ten (10) years from the date of receipt of the PII. Upon the expiration or termination of this Agreement for any reason, Receiver shall immediately return to Discloser or destroy all Confidential Information in Receiver’s possession or control, as Discloser directs.

13.4	Court Order and Regulatory Filings. Notwithstanding the restrictions in this Article, the Receiver may disclose Confidential Information to the extent required by an order of any court, a governmental regulatory agency (in a securities or other filing) or other governmental authority having jurisdiction or by operation of law, but in any such event only after the Receiver has notified the Discloser (if such notification is permitted under the order) and Discloser has had the opportunity, if possible, to obtain reasonable protection for such information in connection with such disclosure.

13.5	Ownership. Except as otherwise expressly provided in this Agreement, as between Discloser and Receiver, Discloser shall own all right title and interest in and to its Confidential Information.

13.6	Additional Provisions regarding PII. In addition to the other obligations in this Article 13, the parties shall abide by the provisions of this Section 13.6 concerning PII. For the purposes of these provisions: the terms “process,” “processing” or “processed” in relation to PII include, without limitation, collection, recording, organization, storage, amendment, retrieval, consultation, manipulation, and erasure.

13.6.1	General: Discloser has entrusted Receiver with PII. Receiver agrees to use reasonable measures to prevent the unauthorized processing, capture, transmission and use of PII which Discloser may disclose to Receiver during the course of Discloser’s relationship with Receiver.

13.6.2	Processing and Use of PII: Receiver shall process and use PII solely in accordance with the provisions of this Agreement. Receiver shall not process or use PII for any purpose not specifically set forth in this Agreement without Discloser’s express prior written consent. At any time, Discloser may make inquiries to Receiver about PII transferred by Discloser and stored by Receiver, and Receiver agrees to provide to Discloser copies of such PII as maintained by Receiver within a reasonable time and to perform corrections or deletions of, or additions to, PII as reasonably requested by Discloser.

13.6.3	Discloser’s Inspection Rights: Discloser shall have the right upon reasonable prior notice of at least ten (10) business days to verify Receiver’s compliance with the terms and conditions of this Agreement, or to appoint a third party under covenants of confidentiality to verify the same on Discloser’s behalf. Receiver shall grant Discloser’s agents supervised, unimpeded access to the extent necessary to accomplish the inspection and review of all data processing facilities, data files and other documentation used by Receiver for processing and utilizing PII in relation to this Agreement. Receiver agrees to provide reasonable assistance to Discloser in facilitating this inspection function.

13.6.4	Transmission of Confidential Information or PII to Third Parties: Receiver may not transfer Confidential Information or PII to any third party without Discloser’s prior written consent, and then only upon such third party’s execution of an agreement containing covenants for the protection of Confidential Information or Pll no less stringent than those contained in this Agreement.

13.7	Data Protection and Security. Receiver shall implement, at a minimum, the data protection measures and observe the minimum standards for the security of Pll and Confidential Information as set forth below:

13.7.1	Access of Persons: Receiver agrees to use reasonable measures to prevent unauthorized persons from gaining access to Confidential Information or the data processing equipment or media where PII is stored or processed. Receiver agrees to provide its employees and agents access to Confidential Information or PII on a need-to-know basis only and agrees to cause any persons, including, without limitation, third-party vendors, having authorized access to such information to be bound by obligations of confidentiality, non-use and non-disclosure no less stringent than those imposed upon Receiver by this Agreement.

13.7.2	Data Media: Receiver agrees to use reasonable measures to prevent the unauthorized reading, copying, alteration or removal of the data media used by Receiver and containing Confidential Information or PII.

13.7.3

Data Retention: Receiver shall not retain Confidential Information or Pll any longer than is reasonably necessary to accomplish the intended purposes for which Confidential Information or Pll was transferred as set forth in this Agreement. Upon the earlier expiration or termination of this Agreement or the written request of Discloser, Receiver shall delete and/or destroy all Confidential Information or PII in Receiver’s possession, including any copies thereof, and shall deliver a written statement to Discloser within thirty (30) days of Discloser’s request confirming that Receiver has done so.

13.7.4	Data Memory: Receiver agrees to use reasonable measures to prevent unauthorized data input into memory and the unauthorized reading, alteration or deletion of Confidential Information or PII.

13.7.5	Personnel: Upon request, Receiver shall provide Discloser with a list of Receiver’s employees entrusted with processing the Confidential Information or PIl transferred by Receiver, together with a description of their access rights.

13.7.6	Transmission: Receiver agrees to use reasonable measures to prevent Confidential Information or Pll from being read, copied, altered or deleted by unauthorized parties during the transmission thereof or during the transport of the data media on which Confidential Information or Pll is stored.

13.7.7	Breach Notification: Receiver will report security breaches (data or network) to the Discloser in a prompt and timely manner and assist the Discloser’s investigation of such breach.

13.8	Other Obligations. The obligations set forth in this Section 13 are in addition to, and not in lieu of, any fiduciary duties or obligations of confidentiality or nondisclosure that the parties may have to each other under the common law, laws providing for the protection of trade secrets, or other statutory law.

14.	INDEMNITY

14.1	Indemnity by Gogo. Gogo will defend, indemnify and hold harmless Delta, its Affiliates, and each of their respective directors, officers, employees, and agents (collectively herein the “Delta Indemnified Parties”), against and from all claims, suits, judgments, losses, damages, fines, penalties, liabilities or costs (including reasonable attorneys’ fees, interest and expenses) resulting from any claim, suit or demand by any third party, including but not limited to injuries or deaths of persons, loss of or damage to real or personal property, and liability or obligations under or with respect to any violation of federal, state or local laws, regulations, rules, codes and ordinances, arising out of (a) any act or omission by Gogo (or anyone for whose acts Gogo may be liable) in connection with Gogo’s performance or nonperformance under this Agreement, (b) the installation, operation, use or Deinstallation of the Equipment, the Software or the Services (including without limitation the collection, processing, storage, transport, use and delivery of data), (c) any claim that the Equipment, the Software, Gogo Technology or the Services infringes or misappropriates any patent, copyright, trade secret or other proprietary right, or (d) any failure by Gogo or parties for which it is responsible under this Agreement to comply with laws and certifications as set forth in Section 5.6 (each of (a), (b), (c) and (d), a “Gogo Claim”). This Section shall not be construed to negate, abridge or otherwise reduce any other right to indemnity which would otherwise exist in favor of any Delta Indemnified Party, or any other obligation of Gogo, its officers, directors, employees, agents or contractors to indemnify a Delta Indemnified Party. Gogo’s obligations under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits paid or payable by Gogo under Workers’ Compensation Acts, disability benefits acts or other employee benefit laws or regulations. The indemnification obligations of this Section shall survive termination or expiration of this Agreement.

14.2	Exclusions to Indemnity by Gogo. Notwithstanding anything herein to the contrary, Gogo’s indemnity obligation shall not apply to the extent Gogo Claims are caused by (i) the Delta Technology or any designs, specifications or modifications originating with, or performed by, Delta, or its contractors, including without limitation any Delta Affiliate, (ii) the combination of the Equipment or Software with other equipment or software not supplied, authorized or specified by Gogo, or otherwise contemplated by this Agreement, (iii) misuse of the Equipment or 2Ku Connectivity Services by Delta or its contractors, (iv) the gross negligence, recklessness, illegal act, misrepresentation or malicious or willful misconduct of Delta or any of its officers, directors, agents, representatives, employees or contractors, including without limitation any Delta Affiliate, or (v) any circumstance requiring indemnification by Delta under Section 14.3.

14.3	Indemnity by Delta. Delta will defend, indemnify and hold harmless Gogo, its Affiliates, and each of their directors, officers, employees and agents (collectively, the “Gogo Indemnified Parties;” together with the Delta Indemnified Parties, the “Indemnified Parties”) against and from all suits, judgments, losses, damages, fines, penalties, liabilities or costs (including reasonable attorneys’ fees and expenses) resulting from any claim, suit or demand by any third party, including but not limited to injuries or deaths of persons or loss of or damage to real or personal property, arising out of (i) any injury to or death of an individual resulting from Delta’s operation of the 2Ku System on an Installed A/C in a manner inconsistent with or in violation of the applicable specifications and operational requirements set forth in the Documentation

14.4	while such Installed A/C was on the ground; or (ii) Delta’s negligence in performing installation, Deinstallation and/or maintenance of the Equipment (provided, however, that the indemnification described in clause (i) and clause (ii) shall not extend to any claim, suit or demand arising out of Gogo’s failure to implement, maintain and operate the 2Ku System in accordance with agreed-upon specifications); (iii) Gogo’s implementation and operation, at Delta’s request, of a system that filters and/or blocks objectionable content (other than VOIP); (iv) any claim that the Delta Technology infringes or misappropriates any patent, copyright, trade secret or other proprietary right; or (v) any failure by Delta or parties for which it is responsible under this Agreement to comply with laws and certifications as set forth in Section 6.2 (each of (i) through (v), a “Delta Claim”).

14.5	Exclusions to Indemnity by Delta. Notwithstanding anything herein to the contrary, Delta’s indemnity obligation shall not apply to the extent Delta Claims are caused by (i) the combination of the Delta Technology with other equipment or software supplied, authorized or specified by Gogo or its contractors, (ii) misuse of the Delta Technology by Gogo or its contractors, (iii) the gross negligence, recklessness, illegal act, misrepresentation or malicious or willful misconduct of Gogo or any of its officers, directors, agents, representatives, employees or contractors, including without limitation any Gogo Affiliate or (iv) any circumstance requiring indemnification by Gogo under Section 14.1.

14.6

Procedures. In the event a claim is made or suit is brought that is covered by the indemnity obligations in Section 14.1 or 14.3, the Indemnified Party shall give the party with the indemnity obligation (the “Indemnitor”) notice thereof promptly after becoming aware thereof. The Indemnitor shall assume all responsibility for such claim or suit, and the Indemnified Party shall provide reasonable assistance and cooperation during the defense of such claim or suit or compromise or settlement thereof. The Indemnitor shall reimburse the Indemnified Party its reasonable out-of-pocket expenses incurred in providing such assistance. Notwithstanding the foregoing, the Indemnified Party’s consent shall be obtained in the event any compromise or settlement under this Article 14: (a) includes a finding or admission of any violation of any law by the Indemnified Party or any violation of the rights of any person by the Indemnified Party; (b) has an effect on any claim held by or against the Indemnified Party; or (c) requires the payment of any money or the taking of any action by the Indemnified Party. The Indemnified Party shall have the right, but not the duty, at its own expense, to participate in the defense and/or compromise or settlement of such claim or suit with counsel of its own choosing without relieving the Indemnitor of any obligations hereunder.

14.7	Remedies.

14.7.1	If any infringement or misappropriation action falls within the indemnification provided by Gogo to a Delta Indemnified Party in Section 14.1, and (a) Gogo is enjoined or threatened to be enjoined, either temporarily or permanently, from selling, manufacturing or delivering to a Delta Indemnified Party the Equipment, Gogo Technology, Software or Services, or (b) a Delta Indemnified Party is enjoined or threatened to be enjoined, either temporarily or permanently, from operating the Equipment, Gogo Technology or Software or providing the Services, or (c) a Delta Indemnified Party or Gogo is adjudged, in any final order of a court of competent jurisdiction from which no appeal is available, to have infringed upon or misappropriated any patent, copyright, trade secret or other proprietary right in the use of the Equipment, Gogo Technology, Software or Services, then Gogo shall, at its expense either (d) obtain for the Delta Indemnified Party the right to continue using such Equipment, Gogo Technology, Software or Services in a manner substantially similar to the manner allowed under this Agreement; or (e) replace or modify such Equipment, Gogo Technology, Software or Services so that it does not infringe upon or misappropriate such proprietary right without materially impairing its usefulness or performance and is free to be delivered to and used by the Delta Indemnified Party. If Gogo is unable, despite its best commercial efforts, to obtain for the Delta Indemnified Party either option (d) or (e), this Agreement shall immediately terminate and Gogo shall perform Deinstallation on all Installed A/C as set forth in Section 3.7, without limiting the Delta Indemnified Party’s rights or Gogo’s liability under Section 14.1 above. THIS ARTICLE 14 SETS FORTH THE ENTIRE OBLIGATION AND LIABILITY OF GOGO TO DELTA INDEMNIFIED PARTIES FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATED TO THE EQUIPMENT, GOGO PORTAL, SOFTWARE AND SERVICES PROVIDED UNDER THIS AGREEMENT.

14.7.2

If any infringement or misappropriation action falls within the indemnification provided by Delta to a Gogo Indemnified Party in Section 14.3, and (a) Delta is enjoined or threatened to be enjoined, either temporarily or permanently, from selling, manufacturing or delivering to a Gogo Indemnified Party the Delta Technology, or (b) a Gogo Indemnified Party is enjoined or threatened to be enjoined, either temporarily or permanently, from operating the Delta Technology, or (c) a Gogo Indemnified Party or Delta is adjudged, in any final order of a court of competent jurisdiction from which no appeal is available, to have infringed upon or misappropriated any patent, copyright, trade secret or other proprietary right in the use of the Delta Technology, then Delta shall, at its expense either (d) obtain for the Gogo Indemnified Party the right to continue using the Delta Technology in a manner substantially similar to the manner allowed under this Agreement; or (e) replace or modify the Delta Technology so that it does not infringe upon or misappropriate such proprietary right without materially impairing its usefulness or performance and is free to be delivered to and used by the Gogo Indemnified Party. If Delta is unable, despite its best commercial efforts, to obtain for the Gogo Indemnified Party either option (d) or (e), this Agreement shall immediately terminate without limiting the Gogo Indemnified Party’s rights or Delta’s liability under Section 14.3 above.

THIS ARTICLE 14 SETS FORTH THE ENTIRE OBLIGATION AND LIABILITY OF DELTA TO GOGO INDEMNIFIED PARTIES FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATED TO THE DELTA PORTAL PROVIDED UNDER THIS AGREEMENT.

15.	INSURANCE

15.1	Delta Requirements. Delta agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability during the term of this Agreement:

15.1.1	Comprehensive Aviation Liability Insurance, including personal injury, products and completed operations, war risk and allied perils and contractual liability in an amount not less than [***] combined single limit per occurrence (and in the aggregate with respects to products), which insurance may be provided by a combination of primary and umbrella coverages, covering all liability arising out of any bodily injury (including death of any person) and any damage to (including destruction of) property.

15.2	Gogo Requirements. Gogo agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability during the Term of this Agreement:

15.2.1	Comprehensive Aviation Liability Insurance, including bodily injury, products and completed operations, war risk and allied perils and contractual liability in an amount not less than [***] combined single limit per occurrence (and in the aggregate with respects to products), which insurance may be provided by a combination of primary and umbrella coverages, covering all liability arising out of any bodily injury (including death of any person) and any damage to (including destruction of) property.

15.2.2	Commercial General Liability Insurance, including coverage for Contractual Liability assumed under this Agreement, Premises-Operations, Completed Operations—Products, and Independent Contractors providing coverage for bodily injury, personal injury and property damage with combined single limits of not less than [***] per occurrence.

15.2.3	Commercial Automobile Liability Insurance providing coverage for bodily injury and property damage with combined single limits of not less than [***] per occurrence, and [***] per occurrence if Gogo employees or contractors will drive a vehicle on airport property.

15.2.4	Professional Liability (also known as Errors and Omissions Liability) Insurance covering acts, errors and omissions arising out of Gogo’s operations or Services that includes coverage as follows:

15.2.4.1	Coverage for software and operations development work, implementation, testing, training and maintenance of software and systems, including coverage for copyright and trademark protection.

15.2.4.2	Coverage for: (i) web and application hosting services including coverage for copyright and trademark protections and (ii) network risk coverage for damages related to security breaches and unauthorized access including privacy damages, data destruction and misappropriation of data.

15.2.4.3	Professional Liability (Errors and Omissions Liability) Insurance policies shall have a limit of liability of no less than [***] per occurrence and in the aggregate and with a retroactive date no later than the commencement of the provision of the Services.

15.2.4.4	Gogo further agrees that Professional Liability/Errors and Omissions Insurance will be maintained for two years following the expiration or termination of this Agreement. Any incidents, accidents, claims or potential claims of which Supplier has knowledge shall be communicated to Delta within fifteen (15) days of such knowledge.

15.2.5	Comprehensive Crime Insurance, including Employee Dishonesty and Computer Fraud Insurance, covering losses arising out of or in connection with any fraudulent or dishonest acts committed by Gogo employees, acting alone or with others, in an amount not less than [***] per occurrence.

15.2.6	Workers’ Compensation and Employer’s Liability Insurance in full compliance with the applicable laws of the state and/or country in which the work is to be performed or the country of hire (whichever is applicable). Each such policy shall be endorsed to include an alternate employer endorsement and a waiver of subrogation in favor of Delta.

15.2.6.1	The limits of liability of Workers’ Compensation Insurance shall be not less than the limits required by applicable law.

15.2.6.2	The limits of liability of Employer’s Liability Insurance with minimum limits of [***] per employee by accident, [***] per employee by disease, [***] policy limit by disease (or, if higher, the policy limits required by applicable law).

15.3	Approved Companies. All such insurance shall be procured with reputable insurance companies and in such form as is usual and customary to such party’s business.

15.4	Endorsements. With respect to the liability insurance policies in Sections 15.1.1, 15.2.1 and 15.2.2, each party shall name the other party and their respective officers, directors and employees (and, with respect to Delta, each of its Affiliates) as additional insureds for any and all liability arising at any time in connection with Section 14 of this Agreement. All policies of insurance shall provide that each will not be canceled or materially altered except after thirty (30) days advance written notice to the other party. All insurance required under this Section 15 shall be primary insurance and any other valid insurance existing for the other party’s benefit shall be excess of such primary insurance. Each party shall obtain such endorsements to its policy or policies of insurance as are necessary to cause the policy or policies to comply with the requirements stated herein.

15.5	Certificates. Each party shall provide the other with certificates of insurance evidencing compliance with this Section 15 (including evidence of renewal of insurance) signed by authorized representatives of the respective carriers for each year that this Agreement is in effect. Each certificate of insurance shall provide that the issuing company shall not cancel, reduce, or otherwise materially alter the insurance afforded under the above policies unless notice of such cancellation, reduction or material alteration has been provided at least thirty (30) days in advance to the other party.

15.6	No implied Limitation. The obligation to provide the insurance specified herein shall not limit in any way any obligation or liability of either party provided elsewhere in this Agreement. The rights of each party to insurance coverage under policies issued to or for the benefit of one or more of them are independent of this Agreement shall not be limited by this Agreement.

15.7	Risk of Loss. Each party shall be responsible for risk of loss of, and damage to, any Equipment or Software in its possession or under its control. Each party shall promptly notify the other of any damage (except normal wear and tear), destruction, loss, theft, or governmental taking of any item of Equipment, Software or other materials in the possession or under the control of such party, whether or not insured against by such party, whether partial or complete, which is caused by any act, omission, fault or neglect of such party (“Event of Loss”). Such party shall be responsible for the cost of any necessary repair or replacement of such Equipment or Software due to an Event of Loss. In the event of an Event of Loss caused by Delta, such repair or replacement shall not be considered part of Gogo’s maintenance obligations, but Gogo shall coordinate and oversee repair or replacement performed by a third party on an expense pass through basis or by Gogo at agreed-upon prices, which prices shall not exceed the amount of the pass through expenses that would have been incurred if the repair or replacement had been performed by a third party.

16.	LIMITATION OF LIABILITY

16.1	Consequential Damages. NEITHER PARTY WILL BE LIABLE FOR, AND EACH PARTY WAIVES AND RELEASES ANY CLAIMS AGAINST THE OTHER PARTY FOR, ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES, LOST PROFIT, OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT.

16.2	Limitation. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY AMOUNT THAT, IN THE AGGREGATE, EXCEEDS THE [***].

16.3	Exclusions. Sections 16.1 and 16.2 shall not apply with respect to (a) claims of third parties for bodily injury (including loss of life) or damage to property to the extent caused by the negligence or willful misconduct of either party; (b) claims arising out of a breach of confidentiality; (c) a party’s obligations under Section 14 (Indemnity) of this Agreement; or (d) claims or losses arising out of willful misconduct of either party.

16.4	Equitable Relief. The limitations of liability set forth herein are not intended in any way to restrict either party’s right to seek injunctive or other equitable relief.

17.	EXCUSABLE DELAYS

17.1

Definition. Either party shall be excused from performance of its obligations hereunder, and shall not be liable to the other party for any direct, indirect, special, incidental, consequential or punitive damages suffered or incurred by the other party arising out of a total or partial failure to perform hereunder or delay in such performance, to the extent resulting directly from any event or occurrence beyond the reasonable control of the delayed party and unforeseeable as of the Effective Date (collectively, “Excusable Delay”), including, without limitation, (i) acts of God, (ii) wars or acts of a public enemy, (iii) acts, failures to act or delays of the Governments of any state or political subdivision or any department or regulatory agency thereof or entity created thereby, including, without limitation, national aviation authorities, (iv) quotas or embargoes, (v) acts of sabotage, (vi) fires, floods or other natural catastrophes, or (vii) strikes, lockouts or other labor stoppages, slowdowns or disputes; provided, however, that such delay is not occasioned by the fault or negligence of the delayed party. Any Excusable Delay shall last only as long as the event remains beyond the control of the delayed party and only to the extent that it is the direct cause of the delay. [***].

17.2	Recourse. The delayed party shall notify the other party within a reasonable time after it discovers an Excusable Delay has occurred, in writing, specifying the cause of the delay and, to the extent known, estimating the duration of the delay. No delay shall be excused unless such written notice shall have been given as required by this Section. If the Excusable Delay lasts in excess of sixty (60) days, the non-delayed party shall have the right to terminate this Agreement. Neither party shall be liable to the other party for any damages arising out of a termination pursuant to this paragraph.

18.	GENERAL

18.1	Independent Contractors. Nothing contained in this Agreement shall be construed to constitute Gogo as a partner, employee or agent of Delta, nor shall either party have the authority to bind the other in any respect, it being intended that each shall remain responsible for its own actions. Gogo is retained only for the purposes and to the extent set forth in this Agreement. Gogo is an independent contractor of Delta, and personnel used or supplied by Gogo in performance of this Agreement shall be and remain employees or agents of Gogo and under no circumstances shall be considered employees or agents of Delta. Gogo shall have the sole responsibility for supervision and control of its personnel.

18.2	Use of Subcontractors/Affiliates. Nothing in this Agreement shall create any contractual relationship between Delta and any Gogo subcontractor, and no subcontract shall relieve Gogo of its obligations hereunder should the subcontractor fail to perform in accordance with the provisions of this Agreement. Delta shall have no obligation to pay or to see to the payment of any money to any subcontractor. Each party shall be solely responsible for the acts and omissions of its subcontractors and Affiliates. Any breach by a subcontractor or Affiliate of any terms or conditions of this Agreement shall be deemed a breach by the party engaging such subcontractor or whose Affiliate breached.

18.3	Notice. Any notice, demand or document that either party is required or otherwise desires to give or deliver to or make upon the other party hereunder shall be in writing and shall be (a) personally delivered, (b) deposited in the Mail, registered or certified, return receipt requested, with postage prepaid, (c) sent by overnight courier, or (d) sent by facsimile with confirmation of receipt by the addressee, addressed as follows:

If for Delta:	Delta Air Lines, Inc. Director - Technical Operations, Supply Chain Management 1775 Aviation Boulevard Atlanta, Georgia 30354-3743 Fax: 404-677-6079

With a copy to:	General Counsel Delta Air Lines, Inc. 1020 Delta Boulevard Atlanta, Georgia 30354-1989 Fax: 404-715-7882

If to Gogo:	Attn: General Counsel Gogo LLC 1250 N. Arlington Heights Road, Suite 500 Itasca, IL 60143 Fax: (630) 647-1755

or to such other address as either party shall designate for itself by notice given to the other party as aforesaid. Any such notice, demand or document shall be deemed to be effective upon receipt of the same by the party to whom the same is addressed.

18.4	Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily or involuntarily assigned or delegated, in whole or part, without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement in connection with a merger, consolidation, or similar transaction, or a sale or other disposition of all or substantially all of its assets. Either party may assign this Agreement to an Affiliate (provided that either Delta or Gogo, as applicable, guarantees performance of the Affiliate). Any attempted assignment or transfer in violation of the foregoing will be void.

18.5	Governing Law. This Agreement shall be governed by and construed according to the internal laws of the State of New York, without giving effect to its conflicts of law principles.

18.6	Savings Clause. If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, this Agreement shall be deemed to be amended to conform with the requirements of such action and all other provisions hereof shall remain in full force and effect.

18.7	Waiver. No failure or delay by either party in requiring strict performance of any provision of this Agreement, no previous waiver or forbearance of any provision of this Agreement by either party and no course of dealing between the parties shall in any way be construed as a waiver or continuing waiver of any provision of this Agreement.

18.8	Final Agreement. This Agreement constitutes and represents the final agreement between the parties and supersedes all prior or contemporaneous agreements and understandings of the parties as to the subject matter hereof, including without limitation the parties’ Letter of Intent giving rise hereto. For the avoidance of doubt, this Agreement does not supersede the Domestic Agreement or the International Agreement. There are no oral agreements between the parties. This Agreement may be amended in whole or in part only in a writing signed by both parties.

18.9	Captions. The Section headings herein are for convenience of reference only and are not intended to define or aid interpretation of the text hereof.

18.10	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts.

18.11	Survival. Notwithstanding anything herein to the contrary, any Sections or portions of any Sections of this Agreement (including the Exhibits hereto) that by their express terms survive, or by their nature should survive, expiration or termination of this Agreement shall survive such expiration or termination.

18.12	Air Travel. Gogo agrees that its personnel performing Services under this Agreement and any SOW will make every reasonable effort to use Delta Air Lines for air travel associated with such performance.

18.13	No Third-Party Beneficiaries. The provisions of this Agreement are enforceable solely by the parties to this Agreement. No other person shall have the right to enforce any provision of this Agreement or compel any party to this Agreement to perform any Service or comply with the terms of this Agreement.

18.14	Interpretation. (a) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise clearly indicated to the contrary. (b) As used throughout this Agreement and all attachments, amendments and Exhibits annexed hereto, the word “including” shall be interpreted to mean “including, without limitation” or “including, but not limited to”. (c) The words “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. (d) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. (e) This Agreement has been reviewed and negotiated by both parties and shall be deemed to have been drafted by both parties; accordingly, no rule of interpretation against the drafting party are applicable to this Agreement.

18.15	Supplier Performance. Gogo will participate in Delta’s Supplier Performance Program, which monitors, evaluates and scores suppliers in accordance with quantifiable objectives. Should any part of such program conflict with the terms of this Agreement, this Agreement shall prevail.

18.16	Doing Business with Delta. In performing the Services, Gogo shall comply with the principles of business ethics and conduct required of suppliers and set forth in the booklet available on-line at http://images.delta.com.edgesuite.net/delta/pdfs/doingbiz.pdf.

18.17	Equal Opportunity. Gogo shall not discriminate against any employee or applicant for employment because of race, color, religion, disability, sex, national origin, age or any other unlawful criterion and shall comply with all applicable laws against discrimination and all applicable rules, regulations and orders issued thereunder or in implementation thereof. The Equal Opportunity Clauses set forth in 41 C.F.R., sections 60-1.4 (a), 60-250.5 (a) and 60-741.5 (a) are incorporated herein by this reference.

18.18	Supplier Diversity. Delta and Gogo are committed to enhancing business opportunities for small, minority, and women-owned business enterprises (SBE/M/WBE) as suppliers and subcontractors. Gogo and Delta shall use reasonable commercial efforts to include and utilize SBE/M/WBE supplier firms, as long as they are competitive on price, quality, service and provide the best overall value for goods and services provided under this Agreement. Gogo shall complete and submit to Delta a Supplier Diversity Quarterly Utilization Report, in such format as Delta may reasonably specify, by the first day of the second month following each calendar quarter.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

GOGO LLC		DELTA AIR LINES, INC.

By:	/s/ Michael J. Small	By:	/s/ Richard H. Anderson

Name:	Michael J. Small	Name:	Richard H. Anderson

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	4/27/15	Date:	5/5/15

EXHIBIT A

EQUIPMENT

Each 2Ku shipset will consist of the following LRUs:

Description	Part No.	Quantity	Repair Cost		Replace Cost		Lead Time	Targeted Mean Time Between Failures (MTBF)
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]
[***]	[***]	[***]	[***	]	[***	]	[***]	[***]

[***]

EXHIBIT B

SERVICE LEVEL AGREEMENT

This Service Level Agreement (this “SLA”) is Exhibit B to the Agreement. Its purpose is to describe the service level, customer support and problem resolution metrics for Gogo’s broadband in-flight connectivity services. Capitalized terms not defined herein shall the same meaning as set forth in the Agreement.

1.	Definitions:

1.1.	2Ku System: As defined in Section 1.68 of the Agreement.

1.2.	GOGO Network: The ground based components and satellite components of the 2Ku System, excluding the Gogo Avionics.

1.3.	GOGO Avionics: The aircraft based components of the 2Ku System, including but not limited to airborne network components, wireless access points, antennae and associated wiring and software.

2.	SLA Administration:

2.1.	System Monitoring and Reporting: Gogo shall provide to Delta reports, on a monthly basis, on the metrics referenced in this SLA, including availability, data rate and latency performance. The reports shall be adequate for Delta to determine Gogo’s performance against such metrics. The format shall be mutually agreed upon.

2.2.	Gogo will meet with Delta quarterly to review performance against the SLA and to resolve issues.

2.3.	Gogo shall maintain an SLA report audit trail (including detailed performance reports) and shall make this data available within 72 hours of Delta’s request. At any point during the Term, the audit trail report shall include data for the preceding three (3) years or, if shorter, the period from the Effective Date to the date of the report.

2.4.	The parties agree to discuss in good faith any necessary adjustments to the SLA terms due to new requirements or unforeseen 2Ku System or customer issues.

3.	GOGO Network Operation:

3.1.	Gogo shall operate the GOGO Network on a 24 hours per day, 7 days per week and 365 days per year basis.

3.2.	Gogo will provide a dedicated Gogo maintenance support resource to support 2Ku System operation.

3.3.	Gogo Network Outage Notifications:

3.3.1.	Planned Outages:

The following table sets forth occurrence limits for planned Gogo Network outage events. Gogo agrees that planned Gogo Network outage events will not exceed the applicable limits set forth below.

Event Type	Example	Limit

Non-customer impacting or scheduled maintenance window activities*	Configuration change	[***]

Customer impacting (localized)	System upgrade	[***]

Customer impacting (System-wide)	Data center Upgrade	[***]

Planned emergency maintenance	Loss of redundancy	[***]

*	“Scheduled maintenance window activities” means those activities that have virtually no customer impact as they are scheduled at times when there are few aircraft flying and passengers on such aircraft are unlikely to be using the 2Ku System.

Gogo will send notification of each outage event, except for those due to planned emergency maintenance, to Delta at least [***] in advance of the event. Gogo will send notification of each planned emergency maintenance outage event to Delta as soon as the planned emergency maintenance is scheduled, and such notice will identify the outage event as a “Planned Emergency Maintenance Activity.” “Planned emergency maintenance” means maintenance activity that Gogo needs to perform quickly in order to avoid adverse customer impact, and is generally due to a loss of redundancy that is not yet impacting customers.

3.3.2.	Unplanned Outages:

Gogo will send notification of each unplanned Gogo Network outage event to Delta within [***] of Gogo’s confirmation of the outage. Such notifications will be sent to a centralized distribution list as designated by Delta.

3.3.3.	Post Mortem Reporting:

If requested by Delta, Gogo will provide a post-mortem analysis report on each Gogo Network outage that affected the 2Ku Connectivity Services. Each such report will detail the root-cause of the outage, as well as any corrective actions taken by Gogo in response to the outage.

4.	GOGO System Performance:

4.1.	Service Availability [***]

4.2.	Exclusions from Availability

4.2.1 For any Installed A/C for which the 2Ku Connectivity Services are unavailable due to an Equipment failure, Downtime associated with such failure during transit to a Gogo-designated repair facility is capped at [***].

4.2.2 Once such Installed A/C reaches the Gogo designated repair facility the calculation of Downtime resumes.

4.2.3 Downtime caused by Delta’s failure to perform its obligations under the Agreement with respect to a necessary service bulletin or required maintenance shall be subtracted from both the Installed A/C Flight Time and the Downtime calculations.

4.2.4 Downtime caused by Delta-caused damage to the Equipment shall be subtracted from both the Installed A/C Flight Time and the Downtime calculations.

4.2.5 System performance metrics may not apply to specific promotions if mutually agreed upon by the parties.

4.2.6 Downtime caused by Excusable Delay shall be subtracted from both the Installed A/C Flight Time and the Downtime calculations.

4.2.7 Downtime caused by satellite outages, the occurrence of which shall be verified by Gogo to Delta’s reasonable satisfaction, that are beyond Gogo’s control shall be subtracted from both the Installed A/C Flight Time and the Downtime calculations.

4.3.	System Performance — Latency:

Gogo is responsible at all times to ensure that the 2Ku Connectivity Services maintain the uplink and downlink speeds to support the Latency described below. Gogo monitors 2Ku System Latency and anticipates future potential bottlenecks and builds a supporting network as necessary to maintain consistent levels of customer experience.

[***]

4.4	System Performance – Data Rate: [***]

5.	Content Filtering:

5.1.	Delta may submit reasonable changes to the “blocked content lists” at any time. Gogo shall implement such changes within 48 hours of Delta’s request assuming such changes are within the scope of the content filtering system developed by Gogo.

6.	Support to System Users:

6.1.	Gogo will provide Installed A/C passengers with 24 hours per day, 7 days per week and 365 days per year access to Gogo’s customer service agents. All passenger issues will be resolved per the schedule below:

Call Type	Resolution

Chat	[***]

E-Mails	[***]

Calls	[***]

6.2.	Gogo will provide 24 hours per day, 7 days per week and 365 days per year technical help desk support. Without limiting Gogo’s obligations set forth above, Gogo will resolve 2Ku System performance or technical problems per the schedule below:

Fault Criticality	Examples	Maximum Time To:
		Initial Response	Resolve	Close
Critical	[***]	[***]	[***]	[***]
Major	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Minor	[***]	[***]	[***]	[***]

The term “Resolved” means the fault has been identified, the nature of the fault is understood, and the 2Ku Connectivity Service has been restored to an acceptable level. The term “Closed” means the problem as well as the underlying cause(s) of the problem have been identified and corrective measures have been taken to permanently eliminate the problem.

As an example, a resolution to a problem might be the installation of a temporary (emergency) software patch. While this fixes the problem temporarily, the problem is not considered closed until the formal, documented patch has been obtained from the vendor, installed, tested, and confirmed to solve the issue with no other deleterious side effects

7.	Contacting Operations Response Services for Technical Issues

•	Toll-Free: 1-866-WiFi-NOC (1-866-943-4662)

8.	Management Escalation

Management escalation is the process of elevating a critical problem to appropriate levels of management to aid in its resolution. If at any time Delta believes that a problem is not being addressed in a timely and effective manner, the issue may be brought to the attention of the Manager of Operations Response Services. If escalating the issue to this level does not bring a satisfactory response it may be further escalated to the Director of Technical Operations Support.

The table below lists the management contacts to use for escalations. Escalations should occur when the response, resolution, or close times shown in the table in Section 6.2 are not met, and/or the delivered results are otherwise unsatisfactory. For clarity, the management escalation process described in this Section 8 shall not limit any remedies otherwise available to Delta pursuant to the Agreement.

Escalation Level	Gogo Contact	Contact Information
1st Escalation	Network Operations Center Manager	[***]
2nd Escalation	Director of Field Services	[***]
2nd Escalation Alternate	VP, Network Operations	[***]

EXHIBIT C-1

INSTALLATION SCHEDULE

SCHEDULE FOR PROTOTYPE

[***]

INSTALLATION SCHEDULE

Delta shall have the right to modify the following installation schedule by providing notice to Gogo at least [***] prior to the date of event to be modified.

[***]

Domestic A/C and International A/C

Domestic A/C Fleet Types:

[***]

International A/C Fleet Types:

[***]

EXHIBIT C-2

CURRENT ROUTES

[***]

EXHIBIT D

EQUIPMENT SPECIFICATIONS

[***]

** Estimated weight. Actual weight will be defined prior to CDR.

The 2Ku System includes the following configurable settings:

[***]

The 2Ku System will be configured to provide the following minimum settings for each Installed A/C:

[***]

[***]

EXHIBIT E

AIR WORTHINESS AGREEMENT

For the Maintenance Agreement between DELTA AIR LINES and GOGO

Quality Approval for DELTA AIR LINES
Bob Gleason

Director Quality Control Chief Inspector

Quality Approval for GOGO

Director Aviati

Production Approval for DELTA AIR LINES
Lee Gossett

Vice President Line Maintenance Director of Maintenance

Production Approval for GOGO
Tim L. Vaster

Director Airline Operations

1	INTRODUCTION		53

	1.1	Purpose	53
	1.2	Amendments	53
	1.3	Distribution	54

2	ORGANIZATION AND MANAGEMENT RESPONSIBILITIES		54

	2.1	General	54
	2.2	Delta Air Lines Contact Personnel	54
	2.3	GOGO Contact Personnel	55

3	HANDLING OF QUALITY AND NON-COMPLIANCE ISSUES		55

	3.1	Quality	55
	3.2	Non-Compliance Issues	55
	3.3	Quality/Reliability Issues	55
	3.4	GOGO’s Investigation Process	56

4	DEVIATIONS FROM DELTA AIR LINES/ GOGO POLICIES, PROCESSES, OR STANDARDS		56

	4.1	General	56

5	TRAINING, QUALIFICATIONS, AND CERTIFICATION		56

	5.1	Training	56
	5.2	Qualifications	57
	5.3	Certification of Documents	57

6	SAFETY, SECURITY, ENVIRONMENTAL		57

	6.1	General Safety	57
	6.2	Environmental	58
	6.3	Security (Ref TechOps Security Manual (TSM))	58

7	DOCUMENTATION AND DATA CONTROL PROVISIONS		59

	7.1	General	59
	7.2	Publications and Maintenance Data	59
	7.3	Engineering Data Approval	59
	7.4	Configuration Control of Individual Aircraft	60
	7.5	DELTA AIR LINES’ Supplied Documents Change Requests	60

8	TECHNICAL RECORDS PROVISIONS		60

	8.1	General	60

9	MATERIAL CONTROL PROVISIONS		60

	9.1	General	60
	9.2	Material Substitutions and Equivalencies	60
	9.3	Vendor Authorization	60

10	TOOLING PROVISIONS		61

	10.1	General	61
	10.2	Calibrated Tooling	61

11	SUBCONTRACTORS		62

	11.1	General	62
	11.2	Requirements	62

52

1	INTRODUCTION

1.1	Purpose

1.1.1	This Airworthiness Agreement (hereinafter referred to as the “AWA”) describes the interface between GOGO (hereinafter referred to as GOGO) and DELTA AIR LINES (herein after referred to as DELTA AIR LINES). Compliance with the processes and/or detailed hybrid processes described or referenced herein ensures the accomplishment of regulatory and airworthiness functions during the maintenance of aeronautical products as established by the Maintenance General Terms Agreement (hereinafter referred to as the “Contract”).

1.1.1.1	The AWA clarifies DELTA AIR LINES’ Technical Operations Polices & Procedures (TOPP) I GOGO Policies and Procedures and Standard Operating Procedures and authorizes deviations and exceptions to DELTA AIR LINES’ TOPP I GOGO policies and procedures to perform maintenance on DELTA AIR LINES’ aircraft as determined by the Contract.

1.1.2	With respect to regulatory or compliance matters related to applicable FAA Regulations (CFR), any discrepancy between such CFR and this AWA will be resolved in favor of the CFR.

1.1.3	With respect to commercial issues, any discrepancy between the Contract and this AWA will be resolved as previously agreed to in the Contract.

1.1.4	Any change to the Contract requires a review of this AWA to ensure the continued effectiveness of the regulatory and airworthiness functions.

1.1.4.1	The scale of the review process will depend upon the size and complexity of the Contract alterations.

1.2	Amendments

1.2.1	DELTA AIR LINES’ Chief Inspector is responsible for the initial drafting, revision, and distribution of this AWA and for obtaining the necessary approvals.

1.2.2	GOGO’s Director Aviation Quality (or designee) will supply any proposed variations to this AWA in writing to DELTA AIR LINES for review and approval.

1.2.3	DELTA AIR LINES will supply any proposed variations to this AWA in writing to GOGO for review and approval.

1.2.3.1	Proposed changes to the AWA received in writing shall be jointly reviewed and approved by DELTA AIR LINES and GOGO. Changes (variations) which add, delete or alter the intent of the subject matter will constitute a major change, which will require a new revision of this agreement to be issued.

1.2.3.1.1	Once approved via email by the signing authorities, major changes to this agreement will be identified by a revision bar located on the left hand margin of the page, adjacent to the respective change.

1.2.3.2	Minor changes to this agreement will be made from time-to-time without needing the approval of the signing authorities.

1.2.3.2.1	Minor changes are those changes which do not alter the intent of the subject matter (such as, clarifications, typographical error correction or punctuation).

1.2.3.2.2	Revision bars will not be incorporated for minor changes.

1.3	Distribution

1.3.1	There will be two original documents published and signed by the appropriate signing personnel.

1.3.1.1	DELTA AIR LINES’ Chief Inspector will hold the original signed copy of this AWA and distribute it so that it is accessible to the necessary personnel for the duration of the Contract.

1.3.1.2	GOGO Director Aviation Quality will hold the GOGO original signed copy of this AWA and distribute it within the GOGO organization.

1.3.1.3	A revision to the AWA, ‘once approved’, will be posted as an advisory notice with a link to the revised agreement, by DELTA AIR LINES’ Technical Communications department SOP MRO AWA PROCEDURES.

2	ORGANIZATION AND MANAGEMENT RESPONSIBILITIES

2.1	General

2.1.1	DELTA AIR LINES will provide on-site qualified maintenance representative(s) (Duty Manager/Foreman or Lead Mech) which will liaise with GOGO staff and provide guidance on DELTA AIR LINES systems (MMs, CMMs, EO’s, etc.) as necessary.

2.1.2	In accordance with Regulation 14 CFR 121.379 DELTA AIR LINES has authority to make arrangements with other persons to perform maintenance services. GOGO is authorized to oversee the installation on the In-Flight Wi-Fi system and related equipment on DELTA AIR LINES aircraft.

The following DELTA AIR LINES and GOGO positions will be responsible to ensure the compliance of the items, within their purview, identified in their respective manual and this Agreement.

2.1.3	As defined by TOPP 00-40-17 the Delta Program Manager will be the General Manager Fleet Programs (or designee).

2.2	Delta Air Lines Contact Personnel

Title	Name	Phone	Email
Director - Quality Control, Chief Inspector	[***]	[***]	[***]
Vice President - Line Maintenance, DOM	[***]	[***]	[***]
Vice President - Engineering, Quality, & Planning	[***]	[***]	[***]
Director - Base Maintenance	[***]	[***]	[***]
General Manager - Quality Assurance	[***]	[***]	[***]
General Manager - Compliance System Records	[***]	[***]	[***]
General Manager - Aircraft Engineering	[***]	[***]	[***]
General Manager - Safety	[***]	[***]	[***]
General Manager - Supplier Ops	[***]	[***]	[***]
General Manager - Fleet Programs	[***]	[***]	[***]
Manager - Quality Control	[***]	[***]	[***]

Title	Name	Phone	Email
Manager - IFE Reliability	[***]	[***]	[***]
Manager - Technical Procedures	[***]	[***]	[***]
Manager - Regulatory Compliance	[***]	[***]	[***]
Manager - QA Supplier Surveillance	[***]	[***]	[***]
Manager - TechOps Training	[***]	[***]	[***]
Manager - Safety, Line Maintenance	[***]	[***]	[***]
Manager - Tooling and Material Sales	[***]	[***]	[***]
Program Manager - Safety, Security & Environmental	[***]	[***]	[***]
Project Manager - Fleet Projects	[***]	[***]	[***]
Program Manager - JFE Maintenance	[***]	[***]	[***]

2.3	GOGO Contact Personnel

Title	Name	Phone	Email
Director - Airline Operations	[***]	[***]	[***]
Director - Aviation Quality	[***]	[***]	[***]
Director - Aircraft Engineering & Certification	[***]	[***]	[***]
Director - Manufacture & Supply Chain Operation	[***]	[***]	[***]
Manager - Airplane Installation Operations	[***]	[***]	[***]
Manager - Cabin Systems Engineering	[***]	[***]	[***]
Manager - Airline Maintenance Operations - Delta	[***]	[***]	[***]
Delta RJ Program Manager	[***]	[***]	[***]
Manager - Supply Chain	[***]	[***]	[***]
Manager - Training	[***]	[***]	[***]

3	HANDLING OF QUALITY AND NON-COMPLIANCE ISSUES

3.1	Quality

3.1.1	Non-compliance issues are problems identified in evaluations that reflect a lack of adherence to applicable standards, process descriptions, or procedures. The status of non-compliance issues provides an indication of quality trends.

3.1.2	[***].

3.2	Non-Compliance Issues

3.2.1	All DELTA AIR LINES’ identified non-compliance issues shall be submitted in writing via a Corrective Action Request (CAR) to GOGO’s Director Aviation Quality (or designee) who will initiate the investigation and corrective action process.

3.2.2	GOGO identified non-compliance issues shall be submitted in writing via Corrective Action (reference GOGO’s RSM/QM) to DELTA AIR LINES’ Manager, EQA who will coordinate their correction as required.

3.3	Quality/Reliability Issues

3.3.1	All DELTA AIR LINES’ identified issues, which relate to the airworthiness or quality of the product, will be handled by EQA as follows:

3.3.2	DELTA AIR LINES’ EQA will notify GOGO’s Director Aviation Quality (or designee) and coordinate the Desk-Top CAR process. GOGO’s Director, QA will respond to the CAR and submit for review and acceptance concerning the issues identified in the CAR report.

3.3.3	GOGO is responsible for the actions (i.e. Quality, Safety, and Compliance) of their subcontractors while working DELTA AIR LINES aircraft and will ensure any corrective action is driven down to the subcontractor level as necessary.

3.4	GOGO’s Investigation Process

3.4.1	All investigations conducted by GOGO will follow the GOGO investigation via Corrective Action process.

3.4.2	DELTA AIR LINES will have access to all GOGO investigations pertaining to DELTA AIR LINES’ aircraft and or components. Events which will cause an investigation are:

3.4.2.1	Any damage to the aircraft, any person seriously injured, and any maintenance activity which results in a disruption of work which may affect the aircraft ready time.

3.4.2.2	Any regulatory issues reported by DELTA AIR LINES after release to service, such as work not being accomplished as per Instructions for Continued Airworthiness (ICA) or missing signatory requirements.

3.4.3	All incidents shall be immediately communicated to DELTA AIR LINES’ Maintenance Lead Mechanic or higher and will enter into STARS per TOPP 00-40-18.

3.4.4	All results of an investigation will be communicated to the DELTA AIR LINES General Manager Safety and Manager EQA along with the GOGO Director Aviation Quality (or designee).

3.4.4.1	DELTA AIR LINES General Manager Safety will coordinate investigation with GOGO and agree on final corrective action. (Only results of aircraft damage)

4	DEVIATIONS FROM DELTA AIR LINES/ GOGO POLICIES, PROCESSES, OR STANDARDS

4.1	General

4.1.1	Any conflict between the DELTA AIR LINES’ TOPP and the GOGO’s Policies and Procedures, will be superseded by the DELTA AIR LINES TOPP, unless this agreement references the conflicting issues, then this AWA will take precedence.

5	TRAINING, QUALIFICATIONS, AND CERTIFICATION

5.1	Training

5.1.1	DELTA AIR LINES’ General Manager (or designee) of Training, in conjunction with GOGO’s Director Training (or designee), will identify the minimum training requirements necessary to support the Contract and are detailed in ANNEX B.

5.1.2	GOGO employees receive the training outlined in Section 6 ANNEX B and ANNEX K prior to assignment of work. GOGO’s Director of Training maintains training records for all GOGO employees. GOGO’s Director Aircraft Operations (or designee) will be responsible to monitor all personnel to ensure required training and qualifications remain current. GOGO’s Director of Training will schedule required training with Delta’s General Manager of Training.

5.1.3	DELTA AIR LINES will provide training to GOGO’s personnel and/or assigned sub-contractors which cover the DELTA AIR LINES Maintenance System Processes, and any DELTA AIR LINES’ specific aircraft systems required to perform the work outlined in the contract. These systems are also listed in ANNEX B and ANNEX K. GOGO’s Director of Training maintains training records.

5.1.4	DELTA AIR LINES reserves the right to verify GOGO personnel and/or assigned sub-contractors qualifications; GOGO shall provide proof of qualifications upon request by DELTA AIR LINES.

5.1.5	Requests for GOGO training records or personnel qualifications are submitted to GOGO’s Director of Training.

5.1.6	An overview of AWA will become part of required training. Once the AWA is finalized, GOGO’s Director of Training, in conjunction with Delta’s General Manager of Training, will develop, schedule, and track the AWA Overview course.

5.2	Qualifications

5.2.1	DELTA AIR LINES, in conjunction with GOGO, will identify the minimum qualification requirements necessary for personnel to support the Contract as detailed in ANNEX C.

5.2.2	The affected GOGO Director Aircraft Operations (or designee) will ensure the necessary qualified personnel are in place prior to commencement of work.

5.2.3	GOGO will ensure that all qualified personnel are aware of their qualifications and limitations.

5.3	Certification of Documents

5.3.1	DELTA AIR LINES, in conjunction with GOGO, will identify the certification requirements necessary to support the contract and are detailed in ANNEX C.

5.3.2	All maintenance signatures and certifications shall be carried out according to TOPP 50-00-10, sec V unless differences are detailed in ANNEX C.

5.3.3	DELTA AIR LINES recognizes the equivalency of GOGO’s personnel qualifications to sign DELTA AIR LINES’ documents, detailed in ANNEX C.

6	SAFETY, SECURITY, ENVIRONMENTAL

6.1	General Safety

6.1.1	General safety applicable to all GOGO employees, consultants or vendors working within the confines of DELTA AIR LINES. (Ref TOPP 00-40-17) This includes all Line Mtc and Hangar Mtc. GOGO’s Director of Training maintains GOGO’s Safety Training Curriculum. GOGO must provide for a Safety Program to the DELTA AIR LINES Manager Safety, Security, Environmental (SSE) for review. After a review of the program, any comments shall be returned to GOGO who shall have the opportunity for responding to and updating the program, if necessary. The GOGO Safety Program must be approved and on file with the DELTA AIR LINES Manager SSE.

6.1.2	The GOGO Safety Program must include (pertaining to the type of work being done), but not be limited to:

6.1.2.1	Safety Training

6.1.2.1.1	The DELTA AIR LINES General Manager Fleet Programs (or designee) will ensure all applicable GOGO employees have received and have properly documented receipt of the CONTRACTORS SAFETY CBT prior to receiving a contractor badge and/or beginning any work.

6.1.2.2	Emergency Response (Ref TOPP 00-40-20). GOGO Employees must:

6.1.2.2.1	Familiarize them with the DELTA AIR LINES Emergency Response Program.

6.1.2.2.2	Be familiar with evacuation routes in areas in which they are working.

6.1.2.2.3	Be familiar with severe weather assembly areas for which they are working.

6.1.2.2.4	Familiarize themselves with the location and use of emergency equipment in the areas for which they are working.

6.1.2.2.5	Be prepared to take appropriate action to warn people of an emergency.

6.1.2.2.6	Be prepared to report emergencies to the appropriate entity.

6.1.2.2.7	GOGO’s Director of Training will coordinate the receipt and distribution of Delta’s Emergency Flip Charts.

6.1.3	GOGO employees shall abide by Technical Operations safety policies and procedures and work practices necessary to safely perform his or her job.

6.2	Environmental

6.2.1	GOGO and/or assigned sub-contractors must provide any and all Material Safety Data Sheets (SDS) to the DELTA AIR LINES Manager SSE prior to any chemicals brought on site (including aircraft, line and hangars). If said chemicals are not currently on DELTA AIR LINES’ workplace chemical list, a Chemical Review Committee (CRC) Form must be submitted to your Divisional Environmental Manager for the chemical approval process. The chemical MUST be approved prior to chemicals being brought on site. DELTA AIR LINES’ workplace chemical list can be accessed on DELTA AIR LINES’ Corporate Safety & Compliance/BSD, TOPP. Once the chemical is listed on the workplace chemical list an SDS is accessible on the internet at the 3E website: 3E Company Portal DELTA AIR LINES’ entire environmental policies and procedures can be found in the Environmental Programs Manual (EPM). GOGO’s Director of Training will coordinate the receipt, delivery, and tracking of Delta’s Contractor’s Safety CBT.

6.3	Security (Ref TechOps Security Manual (TSM))

6.3.1

GOGO employees working in ATL TechOps exclusive area (EA) must have: a Delta TOC Contractor ID badge and an ATL SIDA badge to have unescorted access authorization to the TOC (EA). The Delta TOC contractor badge allows unescorted access to the Technical Operations center. The ATL SIDA badge allows unescorted access to the AOA and TOC RAMP area adjacent to the hangar doors as indicated by the red markings 15’ beyond the hangar doors. Driving on the ramp is only approved by having the D designator on the ATL SIDA badge. Likewise, the E designator is required for any escorting on the AOA and TOC RAMP areas (The AOA SIDA rules will apply). Badges must be displayed on their outermost garment above the waist.

6.3.1.1	All visitors will be escorted at all times by a properly identified DELTA AIR LINES employee. Failure to comply with the identification and/or escort procedures may result in fines issued to DELTA AIR LINES, and/or individual. Furthermore, failure to comply with identification and escorting procedures may result in termination of contract. Piggy backing through Technical Operations access control turnstiles or SIDA area is strictly prohibited. No visitor, at any time, can perform maintenance of any type unless properly badged as stated in 6.3.1.

6.3.2	All Line Mtc. station requirements: A GOGO company ID and local SIDA badge per city requirements. Badges must be displayed on their outermost garment.

6.3.3	GOGO employees, consultants, vendors and or assigned sub-contractors shall not wear official airline uniforms while working within the confines of DELTA AIR LINES (This includes all Line MTC and Hangar MTC).

7	DOCUMENTATION AND DATA CONTROL PROVISIONS

7.1	General

7.1.1	DELTA AIR LINES’ Chief Inspector (or designee) and GOGO’s Director Aviation Quality (or designee) shall be responsible for determining which GOGO and DELTA AIR LINES documents are required. These requirements will be defined in ANNEX E.

7.1.2	DELTA AIR LINES is responsible to provide the work requirements and the necessary documents (i.e. ERAs, Logbook, OMI, LMOS etc.) and supporting recording forms to GOGO.

7.1.3	Any GOGO forms or tags accepted by DELTA AIR LINES will be listed in ANNEX F.

7.2	Publications and Maintenance Data

7.2.1	DELTA AIR LINES and GOGO are responsible for ensuring that the correct revision status of required publications and maintenance data are communicated. See ANNEX A and ANNEX E.

7.2.2	DELTA AIR LINES is responsible for distributing approved publications and maintenance data as required to production staff at designated locations prior to the commencement of work on a DELTA AIR LINES product.

7.2.3	All publications and maintenance data received by GOGO from DELTA AIR LINES will be processed as detailed in ANNEX E.

7.3	Engineering Data Approval

7.3.1	DELTA AIR LINES remains responsible for the configuration of its aircraft.

7.3.2	Any required engineering approvals will be processed through the DELTA AIR LINES’ Engineering department. The process is defined in ANNEX H.

7.4	Configuration Control of Individual Aircraft

7.4.1	All part and components installed on DELTA AIR LINES aircraft will comply with DELTA AIR LINES’ configuration control documents (i.e. PC’s, EA’s, drawings, etc.) Ref TOPP 60-00-60 for additional information on the configuration control process.

7.5	DELTA AIR LINES’ Supplied Documents Change Requests

7.5.1	All technical documents or publication errors found by GOGO and/or assigned sub-contractors will be given to the GOGO’s Director Aviation Quality (or designee) who will report discrepancy to the on-site Maintenance Lead Mechanic (or designee) who will follow TOPP.

8	TECHNICAL RECORDS PROVISIONS

8.1	General

8.1.1	DELTA AIR LINES, in conjunction with GOGO, shall be responsible for establishing Technical Records which are industry accepted and related to the Contract, as required meeting regulatory requirements.

8.1.2	All maintenance performed on a DELTA AIR LINES aircraft must be documented.

8.1.3	GOGO and/or assigned sub-contractors will handle Technical Records as specified in DELTA AIR LINES TOPP or as specified in ANNEX E.

9	MATERIAL CONTROL PROVISIONS

9.1	General

9.1.1	Unless specified in ANNEX A of this agreement, the handling of aircraft materials and components will be as detailed in the DELTA AIR LINES TOPP.

9.2	Material Substitutions and Equivalencies

9.2.1	No substitutions can be used for any Airworthiness Directive (AD) item.

9.3	Vendor Authorization

9.3.1	All purchasing of new OEM parts I materials for the Contract will be in accordance with the DELTA AIR LINES approved supplier list, within the guidelines stipulated in TOPP.

9.3.1.1	A new part is defined as those parts that are purchased directly from the OEM.

9.3.2	All surplus parts and or material must be procured from a DELTA AIR LINES’ approved supplier, (Reference TOPP 60-10-05). All parts or material purchased must meet the receiving requirements for traceability (Reference TOPP 60-20-01).

9.3.2.1	DELTA AIR LINES defines surplus as any part, new or used, which is purchased from any source other than the OEM. Standard hardware may be purchased from a distributor authorized by the OEM.

9.3.3	GOGO will utilize DELTA AIR LINES’ approved repair suppliers list. All parts or material purchased must meet the receiving requirements for traceability (Reference TOPP 60-20-01).

9.3.3.1	In the event a current Approved Repair Supplier is not able to meet the required turn time, DELTA AIR LINES and GOGO shall jointly seek and approve another Repair Supplier (Ref TOPP 20-60-12).

9.3.4	DELTA AIR LINES approved Repair Supplier I Maintenance Provider list can be accessed via the 121 Air Carrier MPL hyperlink found in TOPP 40-50-12. The hyperlink connects to a reference copy that is updated on a bimonthly basis by DELTA AIR LINES EQA. SAP should be consulted for live approval status. DELTA AIR LINES Manager EQA or designee can be contacted to confirm a Maintenance Providers’ approval status.

9.3.5	Kits purchased by GOGO for installation by a Certificated Repair Station subcontractor: The subcontractor contracted to perform the work, will be responsible for performing the receiving inspection functions and control of units for installation on Delta aircraft. Receiving inspections will be performed in accordance with the Certificated Repair Station’s FAA accepted procedures.

9.3.6	(Reference ANNEX A for exceptions, deviations or clarifications to these processes.)

10	TOOLING PROVISIONS

10.1	General

10.1.1	GOGO shall be responsible for establishing the requirements for tooling as related to the Contract and advising DELTA AIR LINES of deficiencies.

10.1.2	DELTA AIR LINES will furnish all required aircraft maintenance tooling specified by a DELTA AIR LINES unique tool number. GOGO is responsible for providing all OEM and common tooling.

10.1.3	No substitutions or deviations allowed when working Airworthiness Directive (AD) items, unless approved per ANNEX J.

10.1.4	GOGO personnel process for checking out DELTA AIR LINES’ tools;

10.1.4.1	Only specific GOGO personnel with designated bar codes will be allowed to check out tools from DELTA AIR LINES’ tool rooms.

10.1.4.2	All tools must be returned at the end of each shift or tools must be signed over to GOGO designated personnel at the tool room.

10.1.4.3	All tools must be in the same condition as when they were harrowed. Tools not returned or damaged may be subject to purchasing by GOGO. The purchase of these tools will be handled by the DELTA AIR LINES Project Manager for GOGO. The DELTA AIR LINES Project Manager will be responsible for billing GOGO for any tooling not returned or damaged.

10.2	Calibrated Tooling

10.2.1	All DELTA AIR LINES PMET tooling will continue to be monitored by the DELTA AIR LINES tool rooms. The DELTA AIR LINES’ PMET tooling will be sent to calibration on or before the expiration date by the DELTA AIR LINES’ tool rooms.

10.2.2	Before any calibrated tooling (other than DELTA AIR LINES provided tooling) is used, GOGO and/or assigned sub-contractors calibration program is subject to acceptance and audit by DELTA AIR LINES’ EQA.

10.2.3	Each job requiring a calibrated tool must have the tool number documented on the work document.

10.2.4	Personal calibrated tools are not authorized for use on DELTA AIR LINES’ aircraft.

11	SUBCONTRACTORS

11.1	General

11.1.1	All subcontractors shall comply with all elements of this AWA.

11.1.2	All subcontractors, CPR 145 Repair Stations or Contract Maintenance organizations, must be accepted by EQA prior to use.

11.1.2.1	CPR 145 Repair Stations must provide a copy of their complete Ops Spec and FAA Certification.

11.1.2.2	Contract Maintenance Organizations must provide proof of active participation in a DOT anti-drug and alcohol misuse prevention program.

11.2	Requirements

11.2.1	GOGO shall select a Maintenance vendor that:

11.2.1.1	Can provide airport access for their technicians at the maintenance sites.

11.2.1.2	Can maintain a maintenance records and parts tracking system that meets the FAA, GOGO and DELTA AIR LINES requirements.

11.2.1.3	Can successfully complete all initial and recurrent training required by the FAA, GOGO and DELTA AIR LINES.

ANNEX A

Deviations from DELTA AIR LINES I GOGO Processes

(And/or Clarifications to same)

1	AIR WORTHINESS DIRECTIVES (AD)

1.1.	All AD items must be worked as written without deviation or substitution. Any deviation or substitution that must be used must be first approved as an AMoC by the FAA ACO via an alternate method of compliance (AMoC) approval. ALL AMoC requests must be submitted to DELTA AIR LINES’ MRO Engineering for submittal to the FAA or to the DELTA AIR LINES Engineering contact person for GOGO, who will then coordinate with DELTA AIR LINES’ MRO Engineering department for disposition or coordination.

2	REQUIRED INSPECTION ITEMS (RII)

2.1.	Routine task cards

2.1.1.	DELTA AIR LINES will supply all routine task cards called Aircraft Maintenance Document System (AMDS) cards. These AMDS work-cards may have the letters RII marked in the Keyword Box. Anytime a RII exists on an AMDS, each inspection block step in the event is considered to be RII and must be inspected and signed by a DELTA AIR LINES RII Authorized Inspector per TOPP 40-30-05 and entered into SCEPTRE.

2.2.	Non-routine task cards

2.2.1.	DELTA AIR LINES will supply all non-routine task cards. An RII item non-routine task card will be identified and processed as per section 2.2.1.

2.2.2.	Any non-routine generated during an RII JIC maintenance event must be identified as an RII non-routine in accordance with TOPP 40-30-05, and is to be worked as an RII maintenance event.

3	100% BUY BACK OR CRITICAL SYSTEMS

3.1.	The terms 100% Buy Back, Second Set of Eyes, and Critical System Check are synonyms between DELTA AIR LINES and GOGO. Both of these inspections or checks require a second set of eyes to ensure the work was accomplished. It is the responsibility of the operator to determine such items. GOGO will follow the DELTA AIR LINES criteria; reference TOPP 30-20-43 for the list of Second Set of Eyes requirements.

3.2.	Refer to ANNEX C to determine who is qualified to sign for 100% Buy Back or Second Set of Eyes

4	RETURN TO SERVICE

4.1.	Aircraft Return to Service

4.1.1.	A maintenance release entry will be made in the DELTA AIR LINES Log Book by an authorized agent of GOGO.

5	AIRWORTHINESS RELEASE

5.1.1.	The Airworthiness Release in the DELTA AIR LINES Log Book will be signed by a SCEPTRE authorized DELTA AIR LINES Maintenance Representative. The DELTA

AIR LINES Airworthiness Release is a signature within DELTA AIR LINES’ log book and SCEPTRE that signifies that all the log book and SCEPTRE entries have been properly addressed per TOPP 40-50-20.

6	AMDS CARD AND NON-ROUTINE CARD

6.1.	The AMDS card will be completed as per TOPP 50-20-10 and NON-ROUTINE CARD as per TOPP 50-30-05

6.1.1.	Signature requirements for DELTA AIR LINES AMDS card and NON-ROUTINE CARD will follow DELTA AIR LINES TOPP 50-00-10.

6.1.1.1.	A GOGO authorized/qualified mechanic must sign by using first initial last name and their Unique Contractor ID/six-digit PPR number.

7	ACCESS TO AIRCRAFT AREAS AND SYSTEMS

7.1.	Flight Compartment Management

7.1.1.	A GOGO certificated subcontractor is authorized to activate any of the following aircraft systems; IFE and aircraft ground power. A GOGO subcontractor must contact an authorized DELTA AIR LINES maintenance representative for activation of the APU.

7.2.	Aircraft, access panels, plates, doors etc.

7.2.1.	DELTA AIR LINES maintenance representative must provide GOGO access to the aircraft as necessary to accomplish maintenance.

7.3.	DELTA AIR LINES and GOGO Representatives must coordinate the security of the aircraft at all times in accordance with local requirements.

7.3.1.	Aircraft must not be left unsecured (open or doors closed with steps 4 ft from fuselage) and unattended.

7.3.2.	A DELTA AIR LINES maintenance representative must secure the aircraft prior to GOGO representatives leaving the aircraft unattended.

7.3.3.	GOGO representatives must coordinate with other contractors to ensure aircraft is not left unsecured and unattended. GOGO representatives are not responsible for activities of other DELTA AIR LINES contractors.

7.4.	All maintenance events must be documented.

8	COMMUNICATION OF DELTA AIR LINES TECHNICAL OPERATIONS BULLETINS AND ADVISORY NOTICES

8.1.	The DELTA AIR LINES maintenance representative is responsible for providing GOGO’s Manager Aircraft Maintenance Control (or designee) any Bulletin/Aircraft Maintenance Alert (AMA) that pertains to TOPP and or the production operation.

8.2.	GOGO Manager Aircraft Maintenance Control (or designee) will disseminate the DELTA AIR LINES Bulletin/AMA to GOGO’s supervisory personnel who will disseminate the information. GOGO will be responsible to track and ensure that all required personnel have complied with this requirement and the information is being administered.

9	SUSPECTED UNAPPROVED PART (SUP)

9.1.	GOGO is responsible to identify SUPs. GOGO will report the SUP in accordance with procedures in the RSM & QM. Anytime an SUP is generated which is related to DELTA AIR LINES, it will be reported to the Manager Regulatory Compliance who will follow TOPP 60-00-20 for reporting the SUP.

10	AUDIT OF AIRCRAFT PACKAGE

10.1.	N/A

11	FAA ACCESS TO COMPUTER SYSTEMS

11.1.	N/A

12	IDENTIFICATION OF DELTA AIR LINES AIRCRAFT

12.1.	All DELTA AIR LINES aircraft will be identified by the DELTA AIR LINES’ nose gear door number/top of vertical stabilizer number and not the registration number.

13	MATERIALS CONTROL

13.1.	All PMA parts installed on DELTA AIR LINES’ products must be approved by DELTA AIR LINES engineering department.

NOTE:	DELTA AIR LINES’ IPCs and CMMs reflect all DELTA AIR LINES’ approved PMA parts.

13.2.	Scrap and Beyond Economical Repair (BER) products

13.2.1.	Coordinate all BER parts with the Maintenance representative.

14	DAMAGE TO AIRCRAFT OR COMPONENTS

14.1.	GOGO Damage

14.1.1.	Any damage done to the aircraft or DELTA AIR LINES component in the course of GOGO and/or assigned sub-contractors maintenance must be reported to a DELTA AIR LINES maintenance representative. All maintenance labor and material cost will be the responsibility of GOGO.

14.2.	Existing Damage

14.2.1.	Any pre-existing aircraft or component damage noted by GOGO and/or assigned sub-contractors during maintenance within their scope must be reported to a DELTA AIR LINES maintenance representative. All maintenance labor and material cost will be the responsibility of DELTA AIR LINES.

15	SAFETY, SECURITY & ENVIRONMENTAL POLICIES AND PROCEDURES

15.1.	Reference section 6 of this AWA.

16	ENGINEERING REPAIR INSTRUCTIONS

16.1.	Reference ANNEX H.

17	SERVICE DIFICULTY REPORTING (SDR)

17.1.	In the event GOGO discovers a defect or un-airworthy condition which requires an SDR while performing maintenance on our aircraft, they will alert a DELTA AIR LINES Lead Mechanic, who will follow DELTA AIR LINES TOPP 80-30-10.

ANNEX B

PERSONNEL TRAINING REQUIREMENTS

1	TRAIN THE TRAINER PROGRAM

1.1.	DELTA AIR LINES has authorized GOGO qualified instructors to conduct training on behalf of DELTA AIR LINES. All training will be conducted to Delta Air Lines standards, with training materials developed by GOGO specifically for Delta Air Lines.

1.2.	The list of GOGO personnel deemed qualified by DELTA AIR LINES to conduct training on their behalf is kept by DELTA AIR LINES’ Tech Ops Training department. GOGO’s Director of Training will provide the list Delta Air Lines’ Tech Ops Training Department.

2	LIST OF GOGO TRAINING REVIEWED AND ACCEPTED BY DELTA AIR LINES AS EQUIVALENT

2.1.	GOGO EWIS Skills ACCEPTED training course -EWIS GOGO; Delta Air lines course TEWISACPTN.

3	TRAINING RECORD REQUIREMENTS AND HANDLING

3.1.	Formal Training

3.1.1.	All formal, classroom training conducted by an instructor will be recorded on a DELTA AIR LINES’ Contract Maintenance Student LMS form. A copy will be provided by the DELTA AIR LINES’ Training department to GOGO and used for DELTA AIR LINES conducted courses.

3.1.2.	GOGO will provide copies of the employee’s Record of Employee Qualifications and Certificates of Training as required.

3.1.3.	A copy of the form, record, and certificate will be e-mailed or sent to:

DELTA AIR LINES;

General Manager Tech Ops Training

980 Virginia Avenue

Dept. 486

Atlanta, GA 30354

3.1.3.1.	When e-mailed, use: TOTraining.DELTA AIR LINES@delta.com

3.2.	Computer Based Training (CBT)

3.2.1.	All CBT is captured in the DELTA AIR LINES Learning Management System (LMS).

3.3.	The table below details training for GOGO and/or assigned sub-contractor’s personnel. The training defined is to attain the required knowledge to perform tasks related to their skills on DELTA AIR LINES’ products. All training will not result in a qualification but may result in an authorization to perform task related to an individual skill. The training below may or may not be required for a specific task to be completed.

Training	Method	Time and recurrence requirement	Students	DELTA LMS Training Code
ETOPS Basic	Computer Based Training	1 hr, recurrent every 2 years	Assigned personnel as applicable	[FARAL107R
Policy & Procedures (P&P)	Instructor	18 hrs	Assigned personnel	[GENLM233N

Training	Method	Time and recurrence requirement	Students	DELTA LMS Training Code
SFAR 88 - Fuel Tank Safety Training	Computer Based Training	1 hr	Assigned personnel	[FUELSAFlR
Fall Protection for TechOps - PAL	Computer Based Training	1 hr	Assigned personnel	[SAFAL117N
Electrostatic Discharge - BSD	Computer Based Training	1 hr	Assigned personnel	[GENAL141N
Aircraft Emergency Evacuation System Maintenance - EES	Computer Based Training	1 hr	Assigned personnel	[GEN25101N
EWIS Awareness CBT	Computer Based Training	1 hr	Assigned personnel	rrGEN24108N
EWIS Skills Accepted Training - EWIS GOGO	Instructor	1 hr	Assigned personnel	rrEWISACPTN
Contractor Safety and Security	Computer Based Training	1.5 hr	Assigned personnel	rrPALLCTA4N

4	GOGO TRAINING MATRIX

4.1.	The Matrix below will identify the required GOGO and/or assigned sub-contractors training and/or qualification in conjunction with the DELTA AIR LINES training which will result in DELTA AIR LINES’ authorization. (Reference ANNEX C for licensing requirements)

GOGO approved sub- contractor Personnel	DELTA AIR LINES and GOGO Training	DELTA AIR LINES Authorized Personnel
Un-certificated)	DELTA AIR LINES training - P&P, SFAR 88, FAL, ESD, EES, EWIS Awareness CBT, [EWIS Skills Accepted Training and ETOPS Basic ****	DELTA AIR LINES Authorized to perform work and short sign for work.
(FAA certificated A&P, A, and Repairman)	DELTA AIR LINES training - P&P SPAR 88, PAL, ESD, EES, EWIS Awareness CBT, [EWIS Skills Accepted Training and ETOPS Basic ****	DELTA AIR LINES Authorized to perform work and sign for work accomplished.

**** NOTE:	Required for work on ETOPS aircraft

5	INSPECTOR TRAINING MATRIX

5.1.	N/A

ANNEX C

Personnel Licensing Requirements & Authorization Standards

1	GENERAL

1.1.	No person is to be authorized to perform or certify work on any DELTA AIR LINES products for which he/she does not hold those privileges within the GOGO and/or assigned sub-contractor’s organization.

2	DESCRIPTIONS OF FAA CERTIFICATIONS

2.1.	2.1.The following is a list of FAA Certifications used at GOGO and/or assigned sub-contractors:

2.1.1.	FAA Airframe/Powerplant (A & P)

2.1.2.	FAA Airframe (A)

2.1.3.	FAA Repairmen Certificates:

2.1.3.1.	Radio/Instrument

3	SIGNING AUTHORITY MATRIX

3.1.	The matrix below is a table to demonstrate who, with what training, is authorized to sign AMDS and Non-Routine Job Cards

When	Then
A job card is considered to be a basic	A Non-Certificated employee may short sign for work accomplished, a Certificated Technician will sign the maintenance block. A Lead Certified Technician not short signing or signing the maintenance block will sign the Inspection block.
A job card that is classified as critical task	A Certificated Technician will sign the maintenance block. A Lead Certified Technician not short signing or signing the maintenance block will sign the Inspection block.
A job card is classified as Required Inspection Item (Ref TOPP 40-30-)	A Certificated Technician will sign the maintenance block. A Delta Air Lines authorized RII Quality Control personnel will sign the Inspection block.

ANNEX D

Documentation List and equivalent Terminologies

[***]

ANNEX E

Documentation and Data Control Provisions

1	AIRCRAFT MAINTENANCE MANUALS

1.1.	All aircraft related documents (e.g. AMM, CMM, IPC, TOPP, etc) required to maintain DELTA AIR LINES’ aircraft, relating to the Contract, will be provided on-line via Online Technical Information System (OTIS) by DELTA AIR LINES to GOGO.

2	MAINTENANCE DATA REVISION CONTROL

2.1.	GOGO and/or assigned sub-contractors will monitor the revision status of all DELTA AIR LINES’ and GOGO technical documents. DELTA AIR LINES’ documents are distributed electronically on the Technical Operation Home Page (TORP) and/or OTIS; the version viewed on the TORP/OTIS is the latest revision.

2.2.	DELTA AIR LINES and GOGO agree to ensure the revision status of all documentation is current.

3	WORK PACKAGE HANDLING (AIRCRAFT MAINTENANCE DOCUMENTATION SYSTEM CARDS (AMDS), ACTION AUTHORIZATION (AA), AND ANY OTHER ROUTINE TASK CARDS)

3.1.	N/A

ANNEX F

Technical Records Provisions

1	N/A

ANNEX G

SPECIAL TOOLING REQUIREMENTS

1	TOOLING SUBSTITUTION PROCESS

1.1.	No deviations or substitutions allowed when working AD items except as provided in ANNEX J.

1.2.	When a DELTA AIR LINES authorized work document specifies a DELTA AIR LINES unique tool, then reference the DELTA AIR LINES authorized work document (Ref TOPP 30-10-05) for an OEM tool. If the DELTA AIR LINES authorized work document specifies an OEM tool, GOGO may use the OEM tool to accomplish the task.

1.3.	When the authorized work document specifies a DELTA AIR LINES unique tool and the DELTA AIR LINES authorized work document lists tool specifications including Mil Specs (ref TOPP 70-00-15), then GOGO may use any tool which meets or exceeds the tool specifications listed in the authorized work document to accomplish the task. Documentation supporting this equivalency must be kept on file.

1.4.	When the authorized work document specifies a DELTA AIR LINES unique tool and the DELTA AIR LINES authorized work document only identifies a task (e.g. remove bushing) but does not specify an OEM tool and does not list tool specifications, then GOGO may use any OEM, Industry standard or GOGO approved method (best maintenance practice) for accomplishing the task.

1.5.	When the authorized work document specifies a DELTA AIR LINES unique tool and the DELTA AIR LINES authorized work document was revised to change a maintenance procedure (DELTA AIR LINES alternate procedure) and there is no OEM tool to accomplish the revised procedure, DELTA AIR LINES will support the tooling to accomplish the task, until. GOGO obtains the tooling.

1.6.	When the authorized work document specifies an OEM tool, then GOGO will use the OEM specified tool or GOGO Quality Control will approve tooling equivalency as described in GOGO’s RS & QM. Documentation supporting this equivalency must be kept on file.

2	CALIBRATED TOOL LOAN I LEASE I PURCHASE PROCEDURE

2.1.	DELTA AIR LINES has calibrated tools that are tracked in DELTA AIR LINES’ Precision Measuring Equipment and Test (PMET) system. The DELTA AIR LINES PMET tools may be loaned, leased, or purchased by GOGO to perform maintenance on DELTA AIR LINES’ aircraft. However; an AWA process must be implemented for this to occur.

ANNEX H

ENGINEERING DATA APPROVAL

1	REPAIR

1.1.	All maintenance will be performed by GOGO’s subcontractors and will be in accordance with the following manuals. Any deviations to the instructions in these manuals will be evaluated and approved using the applicable data documents and in compliance with the applicable sections of DELTA AIR LINES’ TOPP by DELTA Engineering.

•	D12444-09107 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B757-200

•	D12444-09111 FAA Cert Doc, Aircraft Maintenance Manual (AMM) Supplement, ABS, MD88

•	D12444-09118 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, MD90

•	D12444-09106 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B737-800

•	D12444-09101 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B767-300

•	D12444-09306 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B737-700

•	D12444-15107 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B757-200

•	D12444-15207 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, B757-300

•	D12444-15102 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, A319

•	D12444-15115 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, A320

•	D12444-15109 FAA Cert Doc, Aircraft Maintenance Manual Supplement, ABS System, DC9-50

ANNEX I

ACRONYMS I TERMINOLOGY I DEFINITIONS

AA - Action Authorization

AD - Airworthiness Directive

AMA - Aircraft Maintenance Alert

AMDS - Aircraft Maintenance Documentation System

AMM - Aircraft Maintenance Manual

AMoC - Alternate Method of Compliance

AWA - Airworthiness Agreement

AWR - Airworthiness Release

BER - Beyond Economical Repair

CAR - Corrective Action Request

CBT - Computer Based Training

CFR - Code of Federal Regulations

ERA or ER/A - Engineering Repair/Authorization

GEM - Graphically Enhanced Maintenance

GEN FAM - General Familiarization

GMM - General Maintenance Manual

ICA - Instructions Continued Airworthiness

LMS - Learning Management System

LLP - Life Limited Parts

MCC - Maintenance Control Center

MP&S - Maintenance Planning and Scheduling

MPE - Material & Process Equivalents

MIRS - Maintenance Information Retrieval System

OEM - Original Equipment Manufacturer

OMI - Outstanding Maintenance Item

OTIS - Online Technical Information System

P&P - Core Policy & Procedures training

PASS - Preserve All Serviceable Spares

PMET - Precision Measuring Equipment & Tooling

RFTS - Requet for Technical Services

RSM - Repair Station Quality Manual

SCEPTRE - System Computerized for Economical Performance Tracking, Recording & Evaluation

SOP - Standard Operating Procedure

SUP - Suspected Un-approved Parts

TOPP - Technical Operations Policy & Procedures

ANNEX J

AIRWORTHINESS DIRECTIVES (AD)

1	AD DEVIATIONS AND/OR SUBSTITUTIONS

1.1.	The following is the process that will be used by GOGO when it is necessary to deviate from AD work instructions.

1.1.1.	No deviations or substitutions are allowed when working with an AD item unless.

1.1.1.1.	The deviation or substitution has been approved as an Alternate Method of Compliance (AMoC) from the FAA Aircraft Certification Office.

1.1.1.2.	All deviations or substitutions determined to require an AMoC must have valid Engineering substantiation and must be submitted to DELTA AIR LINES’ Engineering contact person for GOGO who will then coordinate with DELTA AIR LINES’ AD/Regulatory Programs department for disposition or coordination.

Exhibit F

SYSTEM DEFINITION DOCUMENT

1.	Scope.

The 2Ku System Description Document shall provide a high level overview of the system functions for the airborne and terrestrial systems. If more detail is needed, please refer to the Applicable Documents section of the document. The goal of the document is to inform a technical audience of primary functions and their relative locations within the system.

2.	Applicable Documents.

The following documents form a part of this specification to the extent specified herein. Unless a specific issue or revision is listed, the referenced documents shall be of that issue or revision in effect on the date of this specification. In the event of a conflict between the documents referenced and the contents of this specification, the contents of this specification shall apply.

3.	Government Documents.

None

4.	Federal Aviation Regulations (FAR’s)

CFR Title 14, Part 23	FAA Airworthiness Standards, Normal, Utility, Acrobatic and Commuter Category Airplanes
CFR Title 14, Part 25	FAA Code of Federal Regulations Aeronautics and Space Airworthiness Standards:
Transport Category Airplanes
Paragraph 25.853 through amendment 25-83
Paragraph 25.869 through amendment 25-72
FAA AC 25-16	Advisory Circular, Electrical Fault and Fire Prevention and Protection

5.	Non-Government Documents.

6.	Standards.

Table 1 IEEE, RFC and 3GPP2 Standard Reference.

Reference	Standard	Description
A	IEEE 802.1D-2004	IEEE Standard for Local and metropolitan area networks Media Access Control (MAC) Bridges
B	IEEE 802.1Q-2005	IEEE Standard for Local and metropolitan area networks Virtual Bridged Local Area Networks
C	IEEE 802.3-2005	Part 3:Carrier sense multiple access with collision detection (CSMA/CD) access method and physical layer specifications.
D	IEEE 802.11b
E	IEEE 802.11g
F	IEEE 802.11a
G	IEEE 802.11n

H	IEEE 802.11d	Regulatory domain
I	IEEE 802.11e	802.11 QoS
J	IEEE 802.11i	802.11 Security
K	ARINC-429 Part1-17	Mark 33 Digital Information Transfer System, Aeronautical Radio Inc.
L	ARINC 600–15	Air Transport Avionics Equipment Interfaces, Aeronautical Radio Inc.
M	RFC 791	Internet Protocol; September 1981
N	RFC 1034, 1034	DNS
O	RFC 1155	Structure and Identification of Management Information for TCP/IP; May 1990
P	RFC 1157	A Simple Network Management Protocol (SNMP); May 1990
Q
R	RFC 1213	MIB for Network Management of TCP/IP (MIB-II); March 1991
S	RFC 1305	NTPv3
T	RFC 1541, 1542	DHCP/Bootp
U	RFC 1631, 2663	NAT/NAPT
V	RFC 2068, 2263	SNMPv2, SNMPv3
W	RFC 2131	Dynamic Host Configuration Protocol; March 1997
X	RFC 2136	Dynamic DNS
Y	RFC 2460	Internet Protocol, Version 6 (IPv6); December 1998
Z	RFC 2464	Transmission of IPv6 Packets over Ethernet Networks; December 1998
AA	RFC 2474, 2475, 2597, 3140, 3246	DiffServ, DSCP and PHB RFC.
AB	RFC 2460, 2464	Radius
AC	RFC 4251	SSH
AD	cdma2000 Evaluation Methodology	http://www.3gpp2.org/Public_html/specs/C.R1002-0_v1.0_041221.pdf

7.	Radio Technical Commission for Aeronautics.

RTCA/DO-160G	Environmental Conditions & Test Procedures for Airborne Equipment

8.	Acronyms, Conventions and Glossary.

AAA	Authentication, Authorization, and Accounting
AC	Advisory Circular
ACPU-2	ABS Control Processor Unit 2nd Generation
ANSI	American National Standards Institute
ARINC	Aeronautical Radio Inc.
BTS	Base Transceiver Station
BUC	Block Up Converter
CALEA	Communications Assistance for Law Enforcement Act
CFR	Code of Federal Regulations
CLI	Command Line Interface
CSMA/CD	Carrier sense multiple access with collision detection
DHCP	Dynamic Host Configuration Protocol
ESD	Electrostatic Discharge
FAA	Federal Aviation Administration
FAR	Federal Aviation Regulations
FMU	Fuselage Mounted Unit
GB	Giga Byte
GHz	Giga Hertz

HALT	Highly Accelerated Life Testing
HTTP	Hyper Text Transfer Protocol
HPA	High Power Amplifier
Hz	Hertz
IEEE	Institute of Electrical and Electronics Engineers
IPC	The Institute for Interconnecting and Packaging Electronic Circuits
IPv4	Internet Protocol version 4
IPv6	Internet Protocol version 6
KANDU	Ku-band Aircraft Networking Data Unit
KRFU	Ku-band Radio Frequency Unit
Ku	Band is primarily used for satellite communications (12-18 Ghz)
LED	Light Emitting Diode
LRU	Line Replaceable Unit
MAC	Media Access Control
ModMan	Modem and Manager
MS	Media Server
LAN	Local Area Network
MCU	Modular Concept Unit
MIB	Management Information Base
MIL	Military
MTBF	Mean Time Between Failures
NOC	Network Operations Center
NWAP	802.11n Cabin Wireless Access Point
OAE	Outside Antenna Equipment
PPP	Point to Point Protocol
PSD	Power Spectral Density
QoS	Quality of Service
RFC	Request For Comment
RH	Relative Humidity
RMS	Root Mean Squared
RTCA	Radio Technical Commission for Aeronautics
SNMP	Simple Network Management Protocol
SSPA	Solid State high Power Amplifier
TBD	To Be Determined
TFTP	Trivial File Transfer Protocol
USB	Universal Serial Bus
VAC	Volts Alternating Current
VDC	Volts Direct Current
VGA	Video Graphics Array
VICTS	Variable Inclination Continuous Transverse Stub (antenna)
VLAN	Virtual LAN
WAP	Wireless Access Point

System Design

Network Architecture

The Gogo 2Ku Satellite Broadband Service network architecture is shown in Figure 1. Logically, the network is comprised of an outer-network and an inner-network. The outer-network is made up of the air subsystem and the ground subsystem. The inner-network is made up of the Geosynchronous Ku satellite network that interconnects the air subsystem and the ground subsystem.

[Image Deleted]

Gogo 2Ku Satellite Broadband Service System

[***]

Network Overview

[***]

Aircraft Architecture Overview

[***]

Flight and Cabin Crew Telephony

[***]

Flight Deck 2Ku Ground Mute Button and Cabin Master Switch

[***]

[***]

System Structural View

Figure 6 Gogo Aircraft System Components provides a view of the air subsystem, interconnection of the main components, their locations, etc.

[Deleted]

Gogo Aircraft System Components

(components/distances are not to scale; figure provides sample locations only)

EXHIBIT G

TRADEMARKS

Delta Marks

Mark Name	Jurisdiction	Status	Registration No	Registration Date

SKYTEAM & DEVICE	United States	Registered	2684264	04-Feb-2003
DELTA	United States	Registered	0654915	19-Nov-1957
WIDGET LOGO	United States	Registered	0704103	06-Sep-1960
SKYMILES	United States	Registered	1968255	16-Apr-1996
FREED WIDGET	United States	Pending	77182424	16-May-2007

Gogo Marks

EXHIBIT H-1

MAINTENANCE SERVICES –

FOR WARRANTY PERIODS THAT INCLUDE GOGO EXTENDED WARRANTY TOUCH LABOR

During the Warranty Period and any extension of the Warranty Period in which Delta elects to utilize Extended Warranty Touch Labor pursuant to Section 10.3, Gogo will provide turnkey support and maintenance services which shall include spares, repair of Equipment, line and base maintenance services (touch labor) and logistics.

Gogo Responsibilities:

(1)	Gogo or its designated sub-contractor approved in advance by Delta shall perform the maintenance services to the A/C in accordance with Delta’s airworthiness requirements.

(2)	Services will be performed by licensed/qualified aircraft mechanics under an FAA 145 repair station license. Maintenance activities will be performed in accordance with applicable regulatory requirements and appropriate officially released documentation (ex: ESO, AMM, etc.) from Delta.

(3)	Gogo shall keep full and complete records of all maintenance services carried out hereunder, which records (including but not limited to ECO accomplishments) shall be provided to Delta within two (2) business days or as required by regulating authorities and open for examination and inspection by Delta and its authorized representatives during normal business hours.

(4)	All Gogo or sub-contractor technicians shall complete training from Gogo prior to being assigned to work on Delta A/C. Gogo will provide Delta with the training syllabus for their third party sub-contractors.

(5)	Gogo will notify Delta at least [***] before any change in Gogo’s line maintenance labor supplier unless such change is requested by Delta as contemplated below. Upon Delta’s request, Gogo shall promptly replace any line maintenance labor supplier that has materially or repeatedly breached the Gogo/sub-contractor obligations set forth in this Exhibit H-1 or elsewhere in the Agreement (as they relate to Maintenance Services). Gogo to provide Delta with a transition plan whenever there is a change in Gogo’s sub-contractor who supports Delta A/C.

(6)	Gogo will provide an electronic copy of its maintenance manuals used to perform 2Ku Connectivity Services maintenance on Delta aircraft. Gogo will coordinate with the appropriate Delta group(s) to ensure revisions and updates are added and maintained in a timely manner.

Delta Responsibilities:

(1)	Make A/C available for maintenance services as required, in a timely manner as operationally practical, all in accordance with the Agreement.

(2)	Delta shall provide to Gogo electronic access to all Delta specific and customized technical manuals and documents to include but not limited to Aircraft Maintenance Manual (AMM), Illustrated Parts Catalog (IPC) and Wiring Diagram Manual (WDM), which are essential for Gogo or its designated sub-contractor to provide the maintenance services.

(3)	Delta shall provide at least [***] notice to Gogo if Delta requests a change in Gogo’s line maintenance labor supplier for Delta’s convenience or without cause (as opposed to due to such supplier’s material or repeated breaches).

(4)	Provide at least [***] notice prior to the end of any Warranty Period of Delta’s election to extend the Warranty Period.

Touch Labor:

(1)	External Equipment (e.g. Antennas, Radome, etc.) – Delta, at its sole discretion, shall decide the party (Delta or Gogo) responsible for actual replacement of external Equipment on the A/C.

(2)	Delta, at its sole discretion, shall decide the party (Delta or Gogo) responsible to repair or replace any wiring on the aircraft.

Maintenance Locations and Gogo’s Maintenance Control Center (“MCC”):

(1)	Gogo will have a technical representative (which may be a Gogo employee or a subcontractor) on call in each of the maintenance bases established to support the Domestic Agreement.

(2)	Gogo will provide [***]support at each such maintenance base. Delta should contact Gogo’s MCC Technical Support line (1-866-WiFi-Fly) with any maintenance-related requests or issues, and Gogo will coordinate with its employees and/or third-party providers at the stations as needed.

(3)	The parties will keep one another reasonably informed in the event that there is a procedural change, or a change in the location, associated with the maintenance of the Equipment.

(4)	MCC will track aircraft deferrals through closure.

Spares and Repair:

(1)	All spares shall be from a Delta-approved source and shall have the appropriate FAA 8130-3 or EASA Form 1.

(2)	Spares will be owned and provisioned by Gogo, provided to a third party maintenance provider and available for use on Delta A/C.

(3)	Gogo will provide visibility into spares provisioning.

(4)	Gogo will be responsible for delivering and maintaining spares in working condition and repositioning of spares between the different stations.

(5)	All spares will be covered during the Warranty Period.

(6)	Any Gogo Service Bulletins to be released will be released in accordance with the guidelines as outlined by Gogo’s GMM Chapter 15. Gogo Service Bulletins shall be delivered to Delta Engineering Library or as otherwise directed by Delta Aircraft Engineering.

Gogo will provide the following reports periodically to Delta:

(1)	Reports on spares provisioning (station-by-station quantity, historical stocking levels, turn-over, etc.) will be made available to Delta.

(2)	[***].

EXHIBIT H-2

MAINTENANCE SERVICES –

FOR WARRANTY PERIODS THAT DO NO INCLUDE GOGO EXTENDED WARRANTY TOUCH LABOR

During any Warranty Period extension under which Delta elects to provide Extended Warranty Touch Labor pursuant to Section 10.3, Gogo will provide the support and maintenance services set forth below.

Gogo Responsibilities:

(1)	Gogo, or its designated subcontractor, shall perform the Equipment repair in accordance with airworthiness requirements and Original Equipment Manufacturer’s Component Maintenance Manual (OEM’s CMM) under a licensed and qualified FAA 145 repair station.

(2)	All spares shall have the appropriate FAA 8130-3.

(3)	Gogo shall be responsible for Equipment repairs, work scoping and tracking of Equipment through the repair cycle, except in the case of Equipment or Software that has been subject to misuse, loss, neglect, accident or improper installation by Delta or a Delta supplier other than Gogo and its suppliers.

(4)	Gogo shall keep full and complete records of all Gogo maintenance services carried out hereunder, as required by regulating authorities, which records shall be provided to Delta upon reasonable request, except that the FAA 8130-3 and tear down data shall be provided by Gogo to Delta in conjunction with the delivery of the part. Records shall be open for examination and inspection by Delta and its authorized representatives during normal business hours.

(5)	Within [***] of Delta’s notification to Gogo that Delta will be performing Extended Warranty Touch Labor, Gogo will provide to Delta a list of the required spares to be delivered and the provisioning levels to be maintained, to be revised from time to time as mutually agreed by the parties.

(6)	Purchase price, if applicable, of the spares [***].

(7)	Gogo will provide the mutually agreed-upon initial spares to ATL or other locations as the parties agree upon receipt of a purchase order [***]. Gogo will ship spare parts to ATL or other location as the parties agree within [***] of receipt of the applicable repair order (RO).

(8)	Beginning prior to cutover to Delta’s performance of Extended Warranty Touch Labor and continuing for the remainder of the term of the Agreement, Gogo will provide to Delta, [***]. If Delta requests access to additional information for such purposes, Gogo shall promptly provide the same; provided that if such information is in Gogo’s possession at the time of request, [***], and if such information is not in Gogo’s possession at that time, then such information will be collected and provided by Gogo to Delta pursuant to an SOW entered into pursuant to the terms of the Agreement.

(9)	Gogo will provide [***]support to each maintenance base established to support the Domestic Agreement. Delta should contact Gogo’s MCC Technical Support line (1-866-WiFi-Fly) with any maintenance-related requests or issues, and Gogo will coordinate with Delta at Delta’s maintenance control center as needed.

(10)	Gogo will provide Delta with advance notice of any material procedural or location-related changes associated with Gogo’s performance of its maintenance responsibilities under this Exhibit, provided that the foregoing does not permit Gogo to make changes that are not otherwise permissible under this Exhibit and the Agreement. The period of advance notice shall be reasonably adequate to allow Delta to make the necessary changes in its maintenance processes to accommodate Gogo’s proposed changes.

Delta Responsibilities:

(1)	Delta will be responsible for Extended Warranty Touch Labor and shall be responsible for the secure storage, management, and handling of spares at each maintenance station, and the safe movement and positioning of spares between and among the maintenance locations.

(2)	Delta shall keep full and complete records of all Delta maintenance services carried out hereunder, as required by regulating authorities, which records (including but not limited to ECO accomplishments) shall be provided to Gogo upon reasonable request, except that serial numbers of removed rotable parts and antennas shall be provided to Gogo upon removal. Records shall be open for examination and inspection by Gogo and its authorized representatives during normal business hours.

(3)	Core Software shall come pre-loaded on the spare LRUs. Prior to installation of any spare LRUs, Delta will assess whether any Software must be loaded, and in the event that Delta is required to load Software to the Equipment, Delta will use its own laptop, loaded with “Putty,” which may be downloaded free from the internet.

(4)	Delta shall use its commercially reasonable best efforts to maintain the Equipment and System on each Retrofit A/C in good and working order. In the event that the Equipment or System ceases to function in good and working order (a “Malfunction”), Delta will attempt to repair the Malfunction at the first opportunity for the applicable Retrofit A/C to receive maintenance, but in no event more than [***] after the first to occur of (a) Delta receiving notice of the Malfunction from Gogo, or (b) Delta otherwise becoming aware of the Malfunction (the first to occur of (a) or (b) with respect to any Malfunction, a “Maintenance Notice”). If a Malfunction is not repaired [***] after Delta’s receipt of the applicable Maintenance Notice, Gogo reserves the right, but shall not be obligated, to dispatch Gogo personnel or subcontractors to the maintenance location to troubleshoot and correct the Malfunction that Delta has failed to correct within the required time frame. If Delta fails to repair at least [***]% of any Malfunctions occurring in a calendar month within [***] hours following its receipt of the applicable Maintenance Notices (a “Repair Failure”), Delta will submit to Gogo and implement a remediation plan. If a Repair Failure occurs in any [***], the issue shall be escalated to the level of Senior Vice President or higher at Gogo and SVP of TechOps or higher at Delta. If following such escalation a Repair Failure occurs in any [***], and Delta fails to cure such failure within [***] following notice from Gogo,, Gogo may reinstate Exhibit H, the foregoing maintenance exhibit, at which time this exhibit shall be of no further force and effect.

(5)	Delta will ensure that all the requirements for maintenance stations (required certification or authorizations) are met at all times. These include any regulatory certifications and any Delta requirements.

(6)	Delta shall report, no less than monthly, the Gogo spares inventory at, and movement between, the maintenance stations. Gogo shall have the right, upon reasonable written request, but in no event more than once per calendar year, to take a physical inventory of all spares in Delta’s possession, such inventory to be performed during Delta’s normal business hours in such a manner as to minimize any disruption on Delta’s business.

(7)	In the event that Delta draws a spare from the spares pool to remedy an Equipment failure, Delta shall provide Gogo with written notice of the use of such spare from the spares pool in the form of an RO, for replenishing the spares pool in connection with such Equipment failure.

(8)	Delta shall return replaced Equipment to Gogo (except the parts that are expendable in nature) as soon as reasonably practicable, and in any event no later than [***] after removal. Delta will be responsible for the cost of shipping spares from the maintenance stations back to Gogo and bears the risk of loss or damage to Equipment in transit until received by Gogo.

(9)	Upon expiration or termination of the Agreement, Delta shall return all spares to Gogo.

(10)	Delta will keep Gogo reasonably apprised of material procedural or location-related changes associated with Delta’s performance of its maintenance responsibilities under this Exhibit.

(11)	Spares will be owned and provisioned by Gogo and available for use on Delta aircraft. Title and risk of loss for spares shall transfer from Gogo to Delta when Delta pulls a spare from the spares pool for the purpose of installing such spare on an Installed A/C.

Gogo will provide the following reports periodically to Delta:

[***]

Exhibit I

NEXTGEN ATG DESCRIPTION AND DEVELOPMENT MILESTONES

DESCRIPTION

[***]

MILESTONES

Milestone	Date
Report and Order	[***]
Auction Date	[***]
Auction Award	[***]
Technical POC with test aircraft	[***]
First prototype installation on Delta aircraft	[***]

EXHIBIT J

IPTV DESCRIPTION

•	[***]

•	[***]

•	[***]

Exhibit K

FORM OF PRESS RELEASE

Delta to Upgrade In-flight Wi-Fi and Expand Coverage Areas for Customers

Satellite-based systems will replace air-to-ground systems on more than 250 aircraft serving long-haul domestic, Latin American and Caribbean routes

Delta supports Gogo’s effort to develop faster air-to-ground Internet connections

ATLANTA, Feb. 25, 2015 – Delta Air Lines (NYSE: DAL) will upgrade the in-flight Wi-Fi service that customers experience with faster speeds and greater coverage. The upgrades will extend Wi-Fi access beyond the shores of the North America for Delta customers traveling between the U. S. and Latin America or the Caribbean. Gogo (NASDAQ:GOGO) will begin updating Delta’s long-haul domestic aircraft currently operating on air-to-ground technology with satellite-based technology starting in 2016.

In addition, Delta will support Gogo’s efforts to develop the industry’s newest technology with Gogo’s next generation air-to-ground service for its short-haul aircraft, which will feature faster connection at broadband speeds. Today’s announcement is the latest step Delta is taking to improve the travel experience and continue leading the industry with innovative technology solutions for its customers.

“Global connectivity equals global productivity and business travelers want greater bandwidth, faster speeds and broader network coverage,” said Tim Mapes, Senior Vice President - Marketing. “That’s exactly what they will get when they fly Delta.”

Satellite-based 2Ku upgrades

More than 250 of Delta’s aircraft on long-haul domestic, Latin American and Caribbean routes will have access to Wi-Fi when they fly over water or outside existing air-to-ground service areas with the upgrades to 2Ku. The satellite-based system will be installed on:

•	757-300 aircraft

•	757-200 aircraft

•	737-900ER aircraft

•	737-800 aircraft

•	A319 aircraft

2Ku service will also be offered on Delta’s Airbus A321 aircraft when they enter the Delta’s fleet beginning in 2016.

Air-to-ground technology improvements

Short-haul domestic aircraft in Delta’s fleet with air-to-ground systems will be upgraded with Gogo’s next generation air-to-ground technology as it becomes available. Delta’s 717-200, MD-88 and MD-90 aircraft are slated to get the system and will also offer significantly upgraded speeds.

International Wi-Fi

Delta has completed installation of Ku-band satellite Wi-Fi on more than one-third of its international fleet and will be 85 percent complete by the end of 2015. In mid-2016, its entire international fleet, including all of its Boeing 777, 767, 747, Airbus A330 and transoceanic Boeing 757 aircraft operating on long-haul routes will offer Wi-Fi. The addition of in-flight Internet on nearly 150 aircraft will expand the number of Delta’s aircraft equipped with Wi-Fi to approximately 1,000 to offer customers the most global Wi-Fi access of any carrier. 2Ku service will be offered on Airbus A330-900Neo and A350-900 aircraft when they enter the Delta fleet.

Delta Studio

Customers can access free and paid streaming entertainment options through Delta Studio on any of Delta’s Wi-Fi-equipped domestic flights using their own portable electronic devices. With expanded connectivity options, Delta Studio will be available on Caribbean and Latin American routes operated by domestic aircraft. Delta Studio was introduced in 2014 and features a new customer portal with improved navigation for accessing entertainment options. Customers in First Class and Economy Comfort receive complimentary access to premium content while customers in the Economy have access to a wide selection of complimentary entertainment.

Delta already operates the world’s largest Wi-Fi-equipped fleet, with more than 3,500 Internet connected flights daily, including its entire fleet of 620 domestic mainline aircraft. More than 940 Delta aircraft, including all Delta Connection two-class regional jets and more than 35 percent of its international fleet are equipped with in-flight Wi-Fi service offering more than 370,000 customers per day access while in the air.

Delta Air Lines serves more than 170 million customers each year. Delta has ranked No.1 in the Business Travel News Annual Airline survey for four consecutive years, a first for any airline. Additionally, Delta was named to FORTUNE magazine’s top 50 World’s Most Admired Companies in addition to being named the most admired airline for the fourth time in five years. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 326 destinations in 59 countries on six continents. Headquartered in Atlanta, Delta employs nearly 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia as well as a newly formed joint venture with Virgin Atlantic. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with key hubs and markets including Amsterdam, Atlanta, Boston, Detroit, Los Angeles, Minneapolis/St. Paul, New York-JFK, New York-LaGuardia, Paris-Charles de Gaulle, Salt Lake City, Seattle and Tokyo-Narita. Delta has invested billions of dollars in airport facilities, global products, services and technology to enhance the customer experience in the air and on the ground. Additional information is available on delta.com, Twitter @Delta, Google.com/+Delta, Facebook.com/delta and Delta’s blog takingoff.delta.com.

ADDENDUM 1

DATA USAGE ADDENDUM

1.	Definitions. In addition to those terms defined in the body of this Agreement, the definitions below shall apply to the following terms:

“2Ku Agreement” shall mean the 2Ku In-Flight Connectivity Services Agreement, dated April 1, 2015, between Gogo LLC (“Gogo”) and Delta Air Lines, Inc. (“Delta”).

“Authenticated Passenger Usage” means, [***].

“Connectivity Services” means, depending on the IFC Agreement governing the applicable aircraft: Connectivity Services, as defined in the Domestic Agreement and the International Agreement, and 2Ku Connectivity Services, as defined in the 2Ku Agreement.

“Delta Connectivity Services” means Connectivity Services provided by Gogo to Delta for purposes of transmitting (i) Delta Data Usage (as defined in the applicable IFC Agreement), (ii) any data used by Delta for operational or crew usage or for providing complementary connectivity service (other than access to Whitelisted Sites) to passengers, and (iii) any other data used by Delta for any purpose pursuant to one or more IFC Agreements.

“Domestic A/C” shall have the meaning ascribed thereto in the 2Ku Agreement.

“Domestic Agreement” shall mean the Amended and Restated In-Flight Connectivity Services Agreement, dated April 7, 2011, between the parties, as amended.

“Higher Priority Transmissions” shall mean transmissions which take precedence in delivery or require additional security as compared to the internet connectivity services provided to passengers purchasing Connectivity Services.

“IFC Agreements” means, collectively, the Domestic Agreement, International Agreement and 2Ku Agreement. For purposes of clarity, the term includes any Statements of Work issued thereunder.

“International A/C” shall have the meaning ascribed thereto in the 2Ku Agreement.

“International Agreement” shall mean the International In-Flight Connectivity Services Agreement, dated August 1, 2013, between the parties, as amended

“Machine to Machine Transmissions” shall mean transmissions of data that (i) originate or terminate on the aircraft (excluding any personal or portable electronic devices, whether or not attached to the aircraft) and (ii) do not involve any human intervention.

“Technology Type” means each of Gogo’s ATG, ATG-4, Ku, 2Ku and 14 GHz NextGen ATG technologies; provided that 2Ku on Domestic A/C and 2Ku on International A/C shall be considered two separate technology types for purposes of this Data Usage Addendum.

2.	Existing Agreements; Amendments. In various contracts and amendments, Gogo permitted Delta to use network/data capacity for a variety of operational uses or have the opportunity to use and purchase the services for discounted rates. In doing so, the parties previously agreed to certain arrangements, as follows:

Item	Allocation Name	Contract or Amendment	Section	Tech	Allocation	Overage Rate
1	POS allocation	Operational Applications	4.3	[***]	[***]	[***]
2	Domestic Portal allocation	Domestic Portal Amendment	7.5.5 (as amended)	[***]	[***]	[***]
3	International Portal allocation	International	7.5.4	[***]	[***]	[***]
4	International Operational Usage fees	International	9.6	[***]	[***]	[***]
5	International Portal Credit	International	7.5.4	[***]	[***]	[***]
6	Connectivity Services Certificates	Domestic	7.3	[***]	[***]	[***]
7	Connectivity Services Certificates	International	7.3	[***]	[***]	[***]

The parties have amended the Domestic Agreement, the International Agreement and the Operational Applications SOW to, inter alia, replace the above-described allocations, overage rates and arrangements with those set forth in this Data Usage Addendum.

3.	[***]

4.	Connectivity Services Rates [***]. [***]

Fleet (as determined pursuant to the applicable Agreement)	Technology Type	Rate
Domestic	[***]	[***]
Domestic	[***]	[***]
Domestic	[***]	[***]
International	[***]	[***]
International	[***]	[***]

Following is an example calculation of the Blended Rate for Excess Usage: [***]

5.	[***]

6.	[***]